--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   U.S. $50,000,000


                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT,


                            dated as of September 29, 1999


                                        among


                             MARKWEST HYDROCARBON, INC.,
                                   as the Borrower,


                                         and


                       CERTAIN COMMERCIAL LENDING INSTITUTIONS,
                                   as the Lenders,


                                         and

                                BANK OF AMERICA, N.A.
        as the Administrative Agent and the Syndication Agent for the Lenders

                                 --------------------

                           BANK OF AMERICA SECURITIES LLC,
                        as Lead Arranger and Sole Book Manager

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

                                                                         Page
1    DEFINITIONS AND ACCOUNTING TERMS. . . . . . . . . . . . . . . . . . . 2
     1.1       Defined Terms . . . . . . . . . . . . . . . . . . . . . . . 2
     1.2       Use of Defined Terms. . . . . . . . . . . . . . . . . . . .22
     1.3       Cross-References. . . . . . . . . . . . . . . . . . . . . .22
     1.4       Accounting and Financial Determinations . . . . . . . . . .22

2    COMMITMENTS, BORROWING PROCEDURES AND NOTES . . . . . . . . . . . . .23
     2.1       Commitments . . . . . . . . . . . . . . . . . . . . . . . .23
     2.1.1     Revolving Loan Commitment . . . . . . . . . . . . . . . . .23
     2.1.2     Commitment to Issue Letters of Credit . . . . . . . . . . .23
     2.1.3     Reducing Loan Commitment. . . . . . . . . . . . . . . . . .23
     2.1.4     Lenders Not Required To Make Loans or Issue
               or Participate in Letters of Credit . . . . . . . . . . . .23
     2.2       Reduction of Commitment Amounts . . . . . . . . . . . . . .24
     2.2.1     Optional. . . . . . . . . . . . . . . . . . . . . . . . . .24
     2.2.2     Mandatory as to Reducing Loans. . . . . . . . . . . . . . .24
     2.3       Borrowing Procedure . . . . . . . . . . . . . . . . . . . .24
     2.4       Continuation and Conversion Elections . . . . . . . . . . .25
     2.5       Funding . . . . . . . . . . . . . . . . . . . . . . . . . .25
     2.6       Notes . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     2.7       Letters of Credit . . . . . . . . . . . . . . . . . . . . .26
     2.7.1     Issuance Requests . . . . . . . . . . . . . . . . . . . . .26
     2.7.2     Issuances and Extensions. . . . . . . . . . . . . . . . . .26
     2.7.3     [Intentionally Omitted] . . . . . . . . . . . . . . . . . .26
     2.7.4     Other Lenders' Participation. . . . . . . . . . . . . . . .27
     2.7.5     Disbursements . . . . . . . . . . . . . . . . . . . . . . .27
     2.7.6     Reimbursement . . . . . . . . . . . . . . . . . . . . . . .28
     2.7.7     Deemed Disbursements. . . . . . . . . . . . . . . . . . . .28
     2.7.8     Nature of Reimbursement Obligations . . . . . . . . . . . .29
     2.7.9     Increased Costs; Indemnity. . . . . . . . . . . . . . . . .30

3    REPAYMENTS, PREPAYMENTS, INTEREST AND FEES. . . . . . . . . . . . . .31
     3.1       Repayments and Prepayments. . . . . . . . . . . . . . . . .31
     3.1.1     Optional Prepayment . . . . . . . . . . . . . . . . . . . .31
     3.1.2     Mandatory Prepayment on Reducing Loans. . . . . . . . . . .31
     3.1.3     Mandatory Prepayment on Acceleration. . . . . . . . . . . .31
     3.1.4     Mandatory as to Mandatory Prepayment Ratio. . . . . . . . .32
     3.2       Interest Provisions . . . . . . . . . . . . . . . . . . . .32

                                       i

     3.2.1     Rates . . . . . . . . . . . . . . . . . . . . . . . . . . .32
     3.2.2     Post-Maturity Rates . . . . . . . . . . . . . . . . . . . .32
     3.2.3     Payment Dates . . . . . . . . . . . . . . . . . . . . . . .33
     3.3       Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .33
     3.3.1     Commitment Fee. . . . . . . . . . . . . . . . . . . . . . .33
     3.3.2     Administrative Agent's Fee. . . . . . . . . . . . . . . . .33
     3.3.3     Letter of Credit Fees . . . . . . . . . . . . . . . . . . .33

4    CERTAIN LIBO RATE AND OTHER PROVISIONS. . . . . . . . . . . . . . . .34
     4.1       Fixed Rate Lending Unlawful . . . . . . . . . . . . . . . .34
     4.2       Deposits Unavailable. . . . . . . . . . . . . . . . . . . .34
     4.3       Increased LIBO Rate Loan Costs, etc.. . . . . . . . . . . .34
     4.4       Funding Losses. . . . . . . . . . . . . . . . . . . . . . .35
     4.5       Increased Capital Costs . . . . . . . . . . . . . . . . . .35
     4.6       Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . .35
     4.7       Payments, Computations, etc.. . . . . . . . . . . . . . . .36
     4.8       Sharing of Payments . . . . . . . . . . . . . . . . . . . .37
     4.9       Setoff. . . . . . . . . . . . . . . . . . . . . . . . . . .37
     4.10      Use of Proceeds . . . . . . . . . . . . . . . . . . . . . .38

5    CONDITIONS TO BORROWING . . . . . . . . . . . . . . . . . . . . . . .38
     5.1       Continuation of BMO Loans; Initial Borrowing. . . . . . . .38
     5.1.1     Resolutions, etc. . . . . . . . . . . . . . . . . . . . . .38
     5.1.2     Delivery of Notes . . . . . . . . . . . . . . . . . . . . .39
     5.1.3     Payment of Obligations under Assignment
               Agreement and Outstanding Indebtedness, etc.. . . . . . . .39
     5.1.4     Guaranty. . . . . . . . . . . . . . . . . . . . . . . . . .39
     5.1.5     Pledge Agreement Amendment and
               Hydrocarbon Pledge Agreement Amendment. . . . . . . . . . .39
     5.1.6     Security Agreement Amendments . . . . . . . . . . . . . . .40
     5.1.7     Mortgage Amendments . . . . . . . . . . . . . . . . . . . .40
     5.1.8     Opinions of Counsel and Title Policies. . . . . . . . . . .41
     5.1.9     Closing Fees, Expenses, etc.. . . . . . . . . . . . . . . .41
     5.1.10    Evidence of Insurance . . . . . . . . . . . . . . . . . . .41
     5.1.11    Assignment of Key Man Life Insurance
               and Business Interruption Insurance . . . . . . . . . . . .41
     5.1.12    Projections . . . . . . . . . . . . . . . . . . . . . . . .41
     5.1.13    Hedging Policy. . . . . . . . . . . . . . . . . . . . . . .42
     5.1.14    Assignment Agreement. . . . . . . . . . . . . . . . . . . .42
     5.1.15    MarkWest Michigan Pledge Agreement Amendment
               and West Shore Pledge Agreement Amendment . . . . . . . . .42
     5.2       Conditions Precedent to Initial Reducing Loan . . . . . . .42

                                       ii

     5.2.1     Revolving Loans Paid. . . . . . . . . . . . . . . . . . . .43
     5.2.2     Confirmatory Certificate. . . . . . . . . . . . . . . . . .43
     5.2.3     Conversion Date Opinion . . . . . . . . . . . . . . . . . .43
     5.3       All Borrowings. . . . . . . . . . . . . . . . . . . . . . .43
     5.3.1     Compliance with Warranties, No Default, etc.. . . . . . . .43
     5.3.2     Borrowing Request . . . . . . . . . . . . . . . . . . . . .44
     5.3.3     Satisfactory Legal Form . . . . . . . . . . . . . . . . . .44

6    REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . .44
     6.1       Organization, etc.. . . . . . . . . . . . . . . . . . . . .45
     6.2       Due Authorization, Non-Contravention, etc.. . . . . . . . .45
     6.3       Government Approval, Regulation, etc. . . . . . . . . . . .45
     6.4       Validity, etc.. . . . . . . . . . . . . . . . . . . . . . .45
     6.5       Financial Information . . . . . . . . . . . . . . . . . . .45
     6.6       No Material Adverse Change. . . . . . . . . . . . . . . . .46
     6.7       Litigation, Labor Controversies, etc. . . . . . . . . . . .46
     6.8       Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . .46
     6.9       Ownership of Properties . . . . . . . . . . . . . . . . . .46
     6.10      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . .46
     6.11      Pension and Welfare Plans . . . . . . . . . . . . . . . . .46
     6.12      Compliance with Law . . . . . . . . . . . . . . . . . . . .47
     6.13      Claims and Liabilities. . . . . . . . . . . . . . . . . . .47
     6.14      No Prohibition on Perfection of Collateral Documents. . . .47
     6.15      Solvency. . . . . . . . . . . . . . . . . . . . . . . . . .47
     6.16      Environmental Warranties. . . . . . . . . . . . . . . . . .48
     6.17      Regulations G, U and X. . . . . . . . . . . . . . . . . . .50
     6.18      Accuracy of Information . . . . . . . . . . . . . . . . . .50
     6.19      Default . . . . . . . . . . . . . . . . . . . . . . . . . .50
     6.20      Year 2000 Problem . . . . . . . . . . . . . . . . . . . . .50
     6.21      Boldman Plant . . . . . . . . . . . . . . . . . . . . . . .51

7    COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
     7.1       Affirmative Covenants . . . . . . . . . . . . . . . . . . .51
     7.1.1     Financial Information, Reports, Notices, etc. . . . . . . .51
     7.1.2     Compliance with Laws, etc.. . . . . . . . . . . . . . . . .54
     7.1.3     Maintenance of Properties . . . . . . . . . . . . . . . . .54
     7.1.4     Insurance . . . . . . . . . . . . . . . . . . . . . . . . .54
     7.1.5     Books and Records . . . . . . . . . . . . . . . . . . . . .55
     7.1.6     Environmental Covenant. . . . . . . . . . . . . . . . . . .55
     7.1.7     Further Assurances; Additional Collateral . . . . . . . . .56
     7.1.8     Compliance with Hedging Policy. . . . . . . . . . . . . . .56
     7.1.9     Hedging Agreements. . . . . . . . . . . . . . . . . . . . .56

                                      iii

     7.2       Negative Covenants. . . . . . . . . . . . . . . . . . . . .57
     7.2.1     Business Activities . . . . . . . . . . . . . . . . . . . .57
     7.2.2     Indebtedness. . . . . . . . . . . . . . . . . . . . . . . .57
     7.2.3     Liens . . . . . . . . . . . . . . . . . . . . . . . . . . .58
     7.2.4     Financial Covenants . . . . . . . . . . . . . . . . . . . .58
     7.2.5     Investments . . . . . . . . . . . . . . . . . . . . . . . .59
     7.2.6     Restricted Payments, etc. . . . . . . . . . . . . . . . . .59
     7.2.7     Rental Obligations. . . . . . . . . . . . . . . . . . . . .60
     7.2.8     Consolidation, Merger, etc. . . . . . . . . . . . . . . . .60
     7.2.9     Asset Dispositions, etc.. . . . . . . . . . . . . . . . . .60
     7.2.10    [Intentionally Omitted] . . . . . . . . . . . . . . . . . .60
     7.2.11    Transactions with Affiliates. . . . . . . . . . . . . . . .61
     7.2.12    Negative Pledges, Restrictive Agreements, etc.. . . . . . .61
     7.2.13    Transfer of Assets. . . . . . . . . . . . . . . . . . . . .61
     7.2.14    Acquisitions. . . . . . . . . . . . . . . . . . . . . . . .62

8    EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . .62
     8.1       Listing of Events of Default. . . . . . . . . . . . . . . .62
     8.1.1     Non-Payment of Obligations. . . . . . . . . . . . . . . . .62
     8.1.2     Breach of Warranty. . . . . . . . . . . . . . . . . . . . .62
     8.1.3     Non-Performance of Certain Covenants and Obligations. . . .62
     8.1.4     Non-Performance of Other Covenants and Obligations. . . . .62
     8.1.5     Default on Other Indebtedness . . . . . . . . . . . . . . .63
     8.1.6     Judgments . . . . . . . . . . . . . . . . . . . . . . . . .63
     8.1.7     Pension Plans . . . . . . . . . . . . . . . . . . . . . . .63
     8.1.8     Control of the Borrower . . . . . . . . . . . . . . . . . .63
     8.1.9     Bankruptcy, Insolvency, etc.. . . . . . . . . . . . . . . .63
     8.1.10    Impairment of Security, etc.. . . . . . . . . . . . . . . .64
     8.1.11    Default Under Material Agreement. . . . . . . . . . . . . .64
     8.1.12    [Intentionally omitted] . . . . . . . . . . . . . . . . . .64
     8.1.13    Default on Hedging Obligations pursuant
               to Lender Hedging Agreements. . . . . . . . . . . . . . . .64
     8.2       Action if Bankruptcy. . . . . . . . . . . . . . . . . . . .65
     8.3       Action if Other Event of Default. . . . . . . . . . . . . .65

9    THE AGENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .65
     9.1       Actions . . . . . . . . . . . . . . . . . . . . . . . . . .65
     9.2       Funding Reliance, etc.. . . . . . . . . . . . . . . . . . .66
     9.3       Exculpation . . . . . . . . . . . . . . . . . . . . . . . .66
     9.4       Successor . . . . . . . . . . . . . . . . . . . . . . . . .66
     9.5       Loans by BofA . . . . . . . . . . . . . . . . . . . . . . .67
     9.6       Credit Decisions. . . . . . . . . . . . . . . . . . . . . .67

                                      iv

     9.7       Copies, etc.. . . . . . . . . . . . . . . . . . . . . . . .67
     9.8       Syndication Agent.. . . . . . . . . . . . . . . . . . . . .68

10   MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . .68
     10.1      Waivers, Amendments, etc. . . . . . . . . . . . . . . . . .68
     10.2      Notices . . . . . . . . . . . . . . . . . . . . . . . . . .68
     10.3      Payment of Costs and Expenses . . . . . . . . . . . . . . .69
     10.4      Indemnification . . . . . . . . . . . . . . . . . . . . . .69
     10.5      Survival. . . . . . . . . . . . . . . . . . . . . . . . . .70
     10.6      Severability. . . . . . . . . . . . . . . . . . . . . . . .70
     10.7      Headings. . . . . . . . . . . . . . . . . . . . . . . . . .70
     10.8      Execution in Counterparts, Effectiveness, etc.. . . . . . .70
     10.9      Governing Law; Entire Agreement . . . . . . . . . . . . . .70
     10.10     Successors and Assigns. . . . . . . . . . . . . . . . . . .71
     10.11     Sale and Transfer of Loans and Notes;
               Participations in Loans and Notes . . . . . . . . . . . . .71
     10.11.1   Assignments . . . . . . . . . . . . . . . . . . . . . . . .71
     10.11.2   Participations. . . . . . . . . . . . . . . . . . . . . . .72
     10.12     Other Transactions. . . . . . . . . . . . . . . . . . . . .73
     10.13     Forum Selection and Consent to Jurisdiction . . . . . . . .73
     10.14     Waiver of Jury Trial. . . . . . . . . . . . . . . . . . . .73
     10.15     Confidentiality . . . . . . . . . . . . . . . . . . . . . .74
     10.16     Releases. . . . . . . . . . . . . . . . . . . . . . . . . .74
     10.17     Priority of Hedging Obligations . . . . . . . . . . . . . .75

                     SECOND AMENDED AND RESTATED CREDIT AGREEMENT

       THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 29, 1999, among MARKWEST HYDROCARBON, INC., a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties hereto (collectively, the "LENDERS"), and BANK OF AMERICA, N.A. ("BOFA"), as administrative agent and syndication agent for the Lenders (in such capacity, the "AGENT," the "SYNDICATION AGENT" or the "ADMINISTRATIVE AGENT").

                                 W I T N E S S E T H:

       WHEREAS, the Borrower is engaged in the business of the acquisition, ownership, operation, leasing, and construction of natural gas processing and treating plants, fractionation facilities and pipelines and oil and gas exploration and production, natural gas, natural gas liquids and crude oil marketing, storage, transportation and terminalling, and activities related or ancillary to the foregoing;

       WHEREAS, the Borrower, certain financial institutions (the "NORWEST LENDERS"), and Norwest Bank Colorado, National Association, as predecessor to BofA in its capacity as Administrative Agent, heretofore entered into a Amended and Restated Working Capital Loan Agreement dated as of October 8, 1996 (such agreement, as so amended, the "WORKING CAPITAL LOAN AGREEMENT") pursuant to which the Norwest Lenders agreed to make loans (therein referred to as the "ORIGINAL WORKING CAPITAL LOANS") to the Borrower;

       WHEREAS, the Borrower, certain financial institutions (the "NORWEST LENDERS"), and Norwest Bank Colorado, National Association, as predecessor to BofA in its capacity as Administrative Agent, heretofore entered into an Amended and Restated Loan Agreement dated as of October 8, 1996 (such agreement, as so amended, the "LOAN AGREEMENT") pursuant to which the Norwest Lenders agreed to make loans (therein referred to as the "ORIGINAL LOANS") to the Borrower;

       WHEREAS, the Borrower, certain financial institutions (the "BMO LENDERS"), NationsBank, N.A., as syndication agent, and Bank of Montreal ("BMO"), as predecessor to BofA in its capacity as Administrative Agent, heretofore entered into that certain Amended and Restated Credit Agreement dated as of June 20, 1997, as amended (such agreement, as so amended, the "A&R CREDIT AGREEMENT") pursuant to which the Borrower, the BMO Lenders, the syndication agent and the Administrative Agent restructured the indebtedness of the Borrower to the Original Lenders pursuant to the Original Loan Agreement and the Original Working Capital Loan Agreement and amended, renewed, restated and converted such indebtedness to indebtedness under the A&R Credit Agreement (the "BMO LOANS") (but shall not be deemed to be repaid);

       WHEREAS, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent intend to restructure the BMO Loans and any other indebtedness of the Borrower pursuant to the A&R Credit Agreement and agree that the BMO Loans shall, on the Effective Date, be amended, renewed, restated and converted into Loans under this Agreement (but shall not be deemed to be repaid);

       WHEREAS, the Borrower, the Lenders and the Administrative Agent hereby make further amendments to the A&R Credit Agreement and restate the A&R Credit Agreement in its entirety; and

       WHEREAS, the proceeds of Loans and Letters of Credit hereunder will be used (a) to make payment in full, concurrently with the initial Borrowing hereunder, of all Indebtedness identified in ITEM 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule; and (b) for general corporate purposes and working capital purposes of the Borrower and its Subsidiaries, including the businesses and activities described in the first recital and including capital expenditures, non-hostile acquisitions and letters of credit.

       NOW, THEREFORE, the parties hereto agree as follows:

                                      ARTICLE 1
                           DEFINITIONS AND ACCOUNTING TERMS

       SECTION 1.1 DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

       "A&R CREDIT AGREEMENT" is defined in the FOURTH RECITAL.

       "ADMINISTRATIVE AGENT" is defined in the PREAMBLE and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to SECTION 9.4.

       "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power
(a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

       "AGREEMENT" means, on any date, this Second Amended and Restated Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

       "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of
(a) the rate of interest most recently established by BofA at its Domestic Office as its base rate plus the Base Rate Margin; and (b) the Federal Funds Rate most recently determined by the Administrative Agent (in accordance with the definition of Federal Funds Rate) plus 0.5% plus the Base Rate Margin. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the BofA in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

       "APPLICABLE MARGIN" means, with respect to any Loan of any type or any Letter of Credit, and at such time as the ratio of Total Funded Debt to Trailing Twelve Month EBITDA is in one of the following ranges, the number of basis points ("b.p.") PER ANNUM for the relevant type of Loan, Commitment Fee or Letter of Credit and the relevant range set forth below:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
            Range                            Applicable Margin
------------------------------------------------------------------------------
 Ratio of Total Funded
 Debt to Trailing Twelve
 Month EBITDA               LIBO Rate    Letter of    Base Rate    Commitment
                             Margin       Credit       Margin          Fee
------------------------------------------------------------------------------
 Less than or equal to     100.0 b.p.   100.0 b.p.    0.0 b.p.      25.0 b.p.
 1.0X
------------------------------------------------------------------------------
 Greater than 1.0X but     125.0 b.p.   125.0 b.p.    0.0 b.p.      25.0 b.p.
 less than or equal to
 2.0X
------------------------------------------------------------------------------
 Greater than 2.0X, but    150.0 b.p.   150.0 b.p.    0.0 b.p.      30.0 b.p.
 less than or equal to
 3.0X
------------------------------------------------------------------------------
 Greater than 3.0X, but    175.0 b.p.   175.0 b.p.    25.0 b.p.     37.5 b.p.
 less than or equal to
 3.5X
------------------------------------------------------------------------------
 Greater than 3.5X, but    200.0 b.p.   200.0 b.p.    50.0 b.p.     50.0 b.p.
 less than or equal to
 4.0X
------------------------------------------------------------------------------
 Greater than 4.0X, but
 less
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                       3

------------------------------------------------------------------------------
------------------------------------------------------------------------------
            Range                            Applicable Margin
------------------------------------------------------------------------------
 Ratio of Total Funded
 Debt to Trailing Twelve
 Month EBITDA               LIBO Rate    Letter of    Base Rate    Commitment
                             Margin       Credit       Margin          Fee
------------------------------------------------------------------------------
 than or equal to 5.0X     250.0 b.p.   250.0 b.p.   100.0 b.p.     50.0 b.p.
------------------------------------------------------------------------------
 Greater than 5.0X         275.0 b.p.   275.0 b.p.   150.0 b.p.     50.0 b.p.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

The ratio of Total Funded Debt to Trailing Twelve Month EBITDA shall be determined from the then most recent monthly financial statements delivered by the Borrower pursuant to Section 7.1.1 and any changes in Applicable Margin shall become effective the first day of the second month following the date such financial statements are dated. In the event that the Borrower shall at any time fail to furnish the Lenders such financial statements required to be delivered under Section 7.1.1, the maximum Applicable Margin as set forth above shall apply until such time as such financial statements are so delivered. Changes in the Applicable Margin as a result of a change in the ratio of Total Funded Debt to Trailing Twelve Month EBITDA will occur automatically as aforesaid without notice.

       "ASSESSMENT RATE" is defined in SECTION 3.2.1.

       "ASSIGNEE LENDER" is defined in SECTION 10.11.1.

       "ASSIGNMENT AGREEMENT" is defined in SECTION 5.1.14.

       "AUTHORIZED OFFICER" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to SECTION 5.1.1.

       "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

       "BASE RATE MARGIN" means, on any date, a per annum fee equal to the Applicable Margin on such date.

       "BASIN" means Basin Pipeline L.L.C., a Michigan limited liability company.

       "BASIN MEMORANDUM OF ASSIGNMENT" means that certain Memorandum of Assignment, dated as of April 15, 1998, between Basin and the Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

       "BASIN MORTGAGE" means that certain Mortgage, dated as of April 15, 1998, from Basin to the Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

       "BASIN SECURITY AGREEMENT" means that certain Security Agreement, dated as of April 15, 1998, from Basin to the Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

       "BASIN SECURITY AGREEMENT AMENDMENT" means that certain Amendment to Security Agreement from Basin to the Administrative Agent, substantially in the form of EXHIBIT V hereto, executed and delivered pursuant to SECTION 5.1.6, as amended, supplemented, restated or otherwise modified from time to time.

       "BMO" is defined in the FOURTH RECITAL.

       "BOFA" is defined in the PREAMBLE.

       "BOLDMAN MORTGAGE" means the Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman) dated as of November 20, 1992, as amended by the First Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman), the Second Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman) dated as of September 8, 1995, the Third Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman) dated as of May 31, 1996, the Fourth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman) dated as of October 8, 1996, the Fifth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman) dated as of June 20, 1997, the Sixth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Boldman) dated as of April 15, 1998, and any subsequent amendment, supplement or other modification thereto.

       "BORROWER" is defined in the PREAMBLE.

       "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
SECTION 2.1.

       "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B hereto.

       "BUSINESS DAY" means (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Houston, Texas, Denver,

Colorado or New York, New York; and (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the interbank eurodollar market.

       "CAPITALIZED LEASE LIABILITIES" means all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

       "CASH EQUIVALENT INVESTMENT" means, at any time: (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government; (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated A-l by Standard & Poor's Corporation or P-l by Moody's Investors Service, Inc., or (ii) any Lender (or its holding company); (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $250,000,000, or (ii) any Lender or an Affiliate thereof; (d) any repurchase agreement entered into with any Lender or an Affiliate thereof (or other commercial banking institution of the stature referred to in CLAUSE (c)(i)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of CLAUSES (a) through (c); and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender or Affiliate (or other commercial banking institution) thereunder, (e) obligations of any state within the United States of America, any nonprofit corporation or any instrumentality of the foregoing, provided that at the time of their purchase, such obligations are rated in one of the two highest letter rating categories (e.g. in the case of Standard & Poor's Corporation, either its AAA or AA category) by a nationally recognized securities credit rating agency, (f) obligations issued by political subdivisions or municipalities of any state within the United States of America, any nonprofit corporation or any instrumentality of the foregoing, that are rated in one of the two highest letter rating categories (e.g., in the case of Standard & Poor's Corporation, either its AAA or AA category) by a nationally recognized securities credit rating agency, or (g) eurodollar deposits with the overseas branch of (i) any commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $250,000,000, or
(ii) any Lender or an Affiliate thereof.

       "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

       "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

       "CHANGE IN CONTROL" means (a) the acquisition by any Person, or two or more Persons acting in concert (other than John Fox and members of his family), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Borrower; or
(b) the failure of John Fox and members of his family to own, free and clear of all Liens or other encumbrances, at least 30% of the outstanding shares of voting stock of the Borrower on a fully diluted basis.

       "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

       "COLLATERAL DOCUMENTS" means each Guaranty, the Pledge Agreement, the Pledge Agreement Amendment, the Mortgages, the Mortgage Amendments, the Security Agreement, the Security Agreement Amendment, the West Shore Security Agreement, the West Shore Security Agreement Amendment, the West Shore Pledge Agreement, the West Shore Pledge Agreement Amendment, the Basin Security Agreement, the Basin Security Agreement Amendment, the MarkWest Michigan Pledge Agreement, the MarkWest Michigan Pledge Agreement Amendment, the Hydrocarbon Pledge Agreement, the Hydrocarbon Pledge Agreement Amendment, and all other security agreements, deeds of trust, mortgages, chattel mortgages, assignments, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now or hereafter delivered by Borrower or any Subsidiary of the Borrower to the Administrative Agent on behalf of the Lenders or to the Lenders in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any other duties and obligations of Borrower under the Loan Documents, whenever made or delivered.

       "COMMITMENT" means, as the context may require, a Lender's Reducing Loan Commitment or Revolving Loan Commitment.

       "COMMITMENT AMOUNT" means, as the context may require, either the Reducing Loan Commitment Amount or the Revolving Loan Commitment Amount.

       "COMMITMENT FEE" means, on any date, a per annum fee equal to the Applicable Margin on such date.

       "COMMITMENT TERMINATION DATE" means, as the context may require, either the Reducing Loan Commitment Termination Date or the Revolving Loan Commitment Termination Date.

       "COMMITMENT TERMINATION EVENT" means (a) the occurrence of any Default described in CLAUSES (a) through (d) of SECTION 8.1.9; or (b) the occurrence and continuance of any other Event of Default and either (i) the declaration of the Loans and other Obligations to be due and payable pursuant to SECTION 8.3, or (ii) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

       "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person; PROVIDED, HOWEVER, that notwithstanding the foregoing, the definition of "Contingent Liability" shall not include any contingent payments owing by Borrower or any or its Subsidiaries in connection with
Section 2 of the West Shore/Basin Purchase Agreement. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

        "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT C hereto.

       "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

       "CONVERSION DATE" means the date the initial Reducing Loan is made pursuant to the terms hereof which shall be December 31, 2001 if a Commitment Termination Event has not previously occurred.

       "CURRENT RATIO" means the ratio of (a) consolidated current assets of the Borrower and its Subsidiaries TO (b) consolidated current liabilities of the Borrower and its Subsidiaries, both as determined in accordance with GAAP (it being understood that only the funded portion, if any, of any reduction pursuant to SECTION 2.2.2 of the Reducing Loan Commitment Amount will be deemed to be a current liability for purposes of this definition).

       "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

       "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Administrative Agent and the Required Lenders.

       "DOLLAR" and the sign "$" mean lawful money of the United States.

       "DOMESTIC OFFICE" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

       "EBITDA" means net earnings (excluding extraordinary items, gains and losses on sales and retirement of assets, non-cash write downs and charges resulting from accounting convention changes) before deduction for federal and state income taxes, Interest Expense, depreciation, depletion and amortization expense and other non-cash charges and expenses, including, without limitation, non-cash charges and expenses relating to Hedging Agreements, of the Borrower and its Subsidiaries on a consolidated basis, all determined in accordance with GAAP; PROVIDED, HOWEVER, that for purposes of calculating the Borrower's EBITDA for the Fiscal Year 1999, the fuel expenses for the Cobb processing plant located in Kanawha County, West Virginia for the Fiscal Year 1997 which were recorded in the Fiscal Year 1998 ($0 for the months January through August of Fiscal Year 1998, $250,000 for September, 1998, $125,000 for October, 1998, $125,000 for November, 1998, and $125,000
for December, 1998) shall be excluded from such calculation.

       "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 10.8.

       "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

       "EVENT OF DEFAULT" is defined in SECTION 8.1.

       "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by BofA from three federal funds brokers of recognized standing selected by it.

       "FISCAL QUARTER" means any quarter of a Fiscal Year.

       "FISCAL YEAR" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "1997 Fiscal Year") refer to the Fiscal Year ending on December 31 during such calendar year.

       "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

       "GAAP" is defined in SECTION 1.4.

       "GUARANTY" means any Guaranty executed and delivered pursuant to
SECTION 5.1.4 or SECTION 7.1.7, substantially in the form of EXHIBIT G hereto, as amended, supplemented, restated or otherwise modified from time to time.

       "HAZARDOUS MATERIAL" means (a) any "hazardous substance," as defined by CERCLA; (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended; (c) crude oil or any fraction thereof; or (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

       "HEDGING AGREEMENT" means any interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, commodity price protection agreement, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, or commodity prices, as any such agreement is amendment, supplemented or otherwise modified from time to time.

       "HEDGING COUNTERPARTY" means any Person which is a counterparty to a Hedging Agreement.

       "HEDGING OBLIGATION" means, with respect to any Person, all liabilities of such Person under any Hedging Agreement.

       "HEDGING POLICY" is defined in SECTION 5.1.13.

       "HEREIN," "HEREOF," "HERETO," "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

       "HYDROCARBON PLEDGE AGREEMENT" means that certain Pledge Agreement, dated as of June 20, 1997, from the Borrower to Administrative Agent, as amended by the Hydrocarbon Pledge Agreement Amendment, and as further amended, supplemented, restated or otherwise modified from time to time.

       "HYDROCARBON PLEDGE AGREEMENT AMENDMENT" means that certain Amendment to Pledge Agreement, dated as of the date hereof, from the Borrower to Administrative Agent, substantially in the form of EXHIBIT W hereto, and executed and delivered pursuant to SECTION 5.1.5, as amended, supplemented, restated or otherwise modified from time to time.

       "INCLUDING" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that a general statement, which is followed by or referable to an enumeration of specific matters, shall not be limited to matters similar to the matters specifically mentioned.

       "INDEBTEDNESS" of any Person means, without duplication: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;
(b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person; (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities; (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined; (e) net liabilities of such Person under all Hedging Obligations;
(f) all obligations of such Person to pay the deferred purchase price of property or services which have been or should be in accordance with GAAP, included as liabilities, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person except to the extent such indebtedness is expressly non-recourse to such Person; and (g) all Contingent Liabilities of such Person in respect of any of the foregoing; PROVIDED, HOWEVER, that for the purposes of this definition, a production payment or similar transaction which is non-recourse to such Person shall not constitute "Indebtedness." For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer unless such Indebtedness is expressly non-recourse to such general partner or joint venturer.

       "INDEMNIFIED LIABILITIES" is defined in SECTION 10.4.

       "INDEMNIFIED PARTIES" is defined in SECTION 10.4.

       "INSURANCE DEPOSIT ACCOUNT" is defined in SECTION 7.1.4.

       "INTEREST PERIOD" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTION 2.3 or
2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to
SECTION 2.3 or 2.4; PROVIDED, HOWEVER, that (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates; (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration; (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and (d) no Interest Period may end later than the Stated Maturity Date, and the Borrower shall not select Interest Periods for Loans in amounts such that the Borrower would be obligated to prepay Loans on any date other than the last day of an Interest Period as a result of the operation of SECTION 2.2.2.

       "INVERNESS" means 155 Inverness, Inc., a Colorado corporation.

       "INVESTMENT" means, relative to any Person, (a) any loan or advance made by such Person to any other Person (excluding travel and similar advances not to exceed $200,000 in the aggregate for all such advances (to officers and employees made in the ordinary course of business, and relocation advances made to officers and employees in the ordinary course of business); (b) any Contingent Liability of such Person; and (c) any ownership or similar interest held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

       "ISSUANCE REQUEST" means a request and certificate duly executed by the chief executive, accounting or financial Authorized Officer of the Borrower, substantially in the form of EXHIBIT H attached hereto (with such changes thereto as may be agreed upon from time to time by the Administrative Agent and the Borrower).

       "ISSUER" means any affiliate, unit or agency of BofA or any other Lender which has agreed to issue one or more Letters of Credit at the request of the Administrative Agent (which shall, at the Borrower's request, notify the Borrower from time to time of the identity of such other Lender).

       "KENOVA MORTGAGE" means the Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of November 20, 1992, as amended by the First Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of September 14, 1993, the Second Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of September 8, 1995, the Third Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of May 31, 1996, the Fourth Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of October 8, 1996, the Fifth Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of June 20, 1997, the Sixth Amendment to a Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement dated as of April 15, 1998, and any subsequent amendment, supplement or other modification thereto.

       "LENDER ASSIGNMENT AGREEMENT" means a Lender Assignment Agreement, substantially in the form of EXHIBIT D hereto.

       "LENDER HEDGING AGREEMENT" means any Hedging Agreements entered into by Borrower or any of its Subsidiaries in which a Lender is the Hedging Counterparty.

       "LENDERS" is defined in the PREAMBLE.

       "LETTER OF CREDIT" is defined in SECTION 2.7.

       "LETTER OF CREDIT COMMITMENT" means, relative to any Lender, such Lender's obligation to issue (in the case of an Issuer) or participate in (in the case of all Lenders) Letters of Credit pursuant to SECTION 2.1.2.

       "LETTER OF CREDIT OUTSTANDINGS" means, at any time, an amount equal to the sum of (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise), PLUS (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

       "LETTER OF CREDIT SUBLIMIT" is defined in SECTION 2.1.4.

       "LIBO RATE" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to BofA's LIBOR Office in the interbank eurodollar market as at or about 11:00 a.m., Central time, two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of BofA's LIBO Rate Loan and for a period approximately equal to such Interest Period.

       "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

       "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

            LIBO Rate       =              LIBO RATE
       (Reserve Adjusted)          -------------------------
                                   1.00 - LIBOR Reserve Percentage

       The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable LIBO Rates furnished to and received by the Administrative Agent from BofA, two Business Days before the first day of such Interest Period, SUBJECT, HOWEVER, to the provisions of SECTION 3.2.4.

       "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

       "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities," as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

       "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

       "LOAN" means, as the context may require, a Reducing Loan or a Revolving Loan of any type.

       "LOAN AGREEMENT" is defined in the THIRD RECITAL.

       "LOAN DOCUMENTS" means this Agreement, the Notes, each of the Collateral Documents, each Guaranty, each Lender Hedging Agreement, and each other agreement, document or instrument delivered by the Borrower or any of its Subsidiaries from time to time in connection with this Agreement and the Notes.

       "MANDATORY PREPAYMENT RATIO" means, on the day on which the determination is made and after giving pro forma effect to any transaction occurring on such day (including repayment of Obligations to be made on such day), the ratio of (a) Borrower's Total Funded Debt to (b) Borrower's EBITDA for the 12 months most recently ended prior to such day, after adjusting such EBITDA on a pro forma basis for any assets sold or acquired after the beginning of such most recently ended 12 months as if such assets had been sold or acquired at the beginning of such twelve most recently ended months; PROVIDED, HOWEVER, that the Required Lenders must consent to any pro forma adjustments made to Borrower's actual historical EBITDA for any asset which Borrower or any of its Subsidiaries has sold or acquired.

       "MARKWEST 401(k) PLAN" means the MarkWest Hydrocarbon, Inc. 401(k) Savings & Profit Sharing Plan dated April 1, 1988, restated January 1, 1997 and amended November 1, 1998. The purpose of which is to enable eligible employees to save for retirement and to provide certain benefits in the event of death, disability, or other termination of employment. The

MarkWest 401(k) Plan is for the exclusive benefit of eligible employees of the Borrower and their beneficiaries.

       "MARKWEST MICHIGAN" means MarkWest Michigan, Inc., a Colorado corporation.

       "MARKWEST MICHIGAN PLEDGE AGREEMENT" means that certain Pledge Agreement, dated as of June 20, 1997, from the Borrower to Administrative Agent, as amended by that certain Amendment to Pledge Agreement, dated as of April 15, 1998, as amended, supplemented, restated or otherwise modified from time to time.

       "MARKWEST MICHIGAN PLEDGE AGREEMENT AMENDMENT" means that certain Second Amendment to Pledge Agreement from MarkWest Michigan to the Administrative Agent, substantially in the form of EXHIBIT N hereto, executed and delivered pursuant to SECTION 5.1.15, as amended, supplemented, restated or otherwise modified from time to time.

       "MARKWEST RESOURCES" means MarkWest Resources, Inc., a Colorado corporation.

       "MATERIAL ADVERSE EFFECT" means with respect to any matter that such matter could reasonably be expected materially and adversely to affect the assets, business, properties, financial condition of prospects, or results or operations of the Borrower and its Subsidiaries taken as a whole, or the ability of the Borrower or any Subsidiary to perform its respective obligations under any of the Loan Documents.

       "MATREX" means Matrex, L.L.C., a Michigan limited liability company.

       "MICHIGAN ENERGY COMPANY" means Michigan Energy Company, L.L.C., a Michigan limited liability company.

       "MONTHLY PAYMENT DATE" means the last day of each calendar month or, if any such day is not a Business Day, the next succeeding Business Day.

       "MORTGAGE" means the (i) the Siloam Mortgage, (ii) the Kenova Mortgage, (iii) the Boldman Mortgage, (iv) the West Shore Mortgage, (v) the Basin Mortgage, (vi) the West Shore Memorandum of Assignment and (vii) the Basin Memorandum of Assignment, or any of them.

       "MORTGAGE AMENDMENTS" means (i) that certain Seventh Amendment to Mortgage, Security Agreement and Assignment of Profits and Proceeds and Financing Statement (Siloam), dated as of the date hereof and substantially in the form of EXHIBIT K hereto, amending the Siloam Mortgage, (ii) that certain Seventh Amendment to Mortgage, Security Agreement and Assignment of Profits and Proceeds and Financing Statement (Boldman), dated as of the date hereof and substantially in the form of EXHIBIT J hereto, amending the Boldman Mortgage,

(iii) that certain Sixth Amendment to Credit Line Deed of Trust with Security Agreement, Assignment of Profits and Proceeds and Financing Statement, dated as of the date hereof and substantially in the form of EXHIBIT L hereto, amending the Kenova Mortgage, (iv) that certain First Amendment to Mortgage, dated as of the date hereof and substantially in the form of EXHIBIT U hereto, amending the Basin Mortgage, (v) that certain First Amendment to Mortgage, dated as of the date hereof and substantially in the form of EXHIBIT R hereto, amending the West Shore Mortgage, (vi) that certain First Amendment to Memorandum of Assignment, dated as of the date hereof and substantially in the form of EXHIBIT Y hereto, amending the Basin Memorandum of Assignment, and (vii) that certain First Amendment to Memorandum of Assignment, dated as of the date hereof and substantially in the form of EXHIBIT Z hereto, amending the West Shore Memorandum of Assignment, in each case executed and delivered pursuant to SECTION 5.1.8 and as amended, supplemented, restated or otherwise modified from time to time.

       "NOTE" means a promissory note of the Borrower payable to any Lender, in substantially the form of EXHIBIT A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Obligations of the Borrower to such Lender resulting from outstanding Revolving Loans or Reducing Loans or Reimbursement Obligations, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

       "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement, the Notes, the Reimbursement Obligations and each other Loan Document.

       "OBLIGOR" means the Borrower or any other Person (other than the Administrative Agent or any Lender) obligated under any Loan Document.

       "ORGANIC DOCUMENT" means, relative to any Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

       "PARTICIPANT" is defined in SECTION 10.11.

       "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

       "PENSION PLAN" means a "pension plan," as such term is defined  in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

       "PERCENTAGE" means, relative to any Lender, the percentage set forth opposite its signature to this Agreement or set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 10.11; provided, the sum of all Percentages for all Lenders shall never be less than 100%.

       "PERSON" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

       "PLAN" means any Pension Plan or Welfare Plan.

       "PLEDGE AGREEMENT" means that certain General Security and Pledge, dated as of October 8, 1996, in favor of Norwest Bank Colorado, National Association, as secured party, as amended by that certain Amendment to General Security Agreement and Pledge, dated as of June 20, 1997 and as further amended supplemented, restated or otherwise modified from time to time.

       "PLEDGE AGREEMENT AMENDMENT" means that certain Second Amendment to General Security Agreement and Pledge, dated as of the date hereof, from the Borrower to Administrative Agent, substantially in the form of EXHIBIT M hereto, and executed and delivered pursuant to SECTION 5.1.5, as amended, supplemented, restated or otherwise modified from time to time.

       "QUARTERLY PAYMENT DATE" means the last day of each March, June, September, and December or, if any such day is not a Business Day, the next succeeding Business Day.

       "REDUCING LOAN" is defined in SECTION 2.1.3.

       "REDUCING LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation to make Reducing Loans pursuant to SECTION 2.1.3.

       "REDUCING LOAN COMMITMENT AMOUNT" means an amount equal to the lesser of (i) $50,000,000 or (ii) the aggregate amount of Revolving Loans outstanding on the Conversion Date, as such amount may be reduced from time to time pursuant to SECTION 2.2.

       "REDUCING LOAN COMMITMENT TERMINATION DATE" means the earliest of (a) December 31, 2005; (b) the date on which the Reducing Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2; and (c) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in CLAUSE (b) or (c), the Revolving Loan Commitments shall terminate automatically and without any further action.

       "RELEASE" means a "release," as such term is defined in CERCLA.

       "REQUIRED LENDERS" means, at any time, the Administrative Agent and Lenders holding at least 66% of the then aggregate outstanding principal amount of the Notes then held by the Lenders, or, if no such principal amount is then outstanding, the Administrative Agent and Lenders having at least 66% of the Commitments.

       "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 690, ET SEQ., as in effect from time to time.

       "REVOLVING LOAN" is defined in SECTION 2.1.1.

       "REVOLVING LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation to continue the Original Loans as Revolving Loans and to make subsequent Revolving Loans pursuant to SECTION 2.1.1.

       "REVOLVING LOAN COMMITMENT AMOUNT" means, on any date, $50,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

       "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest of (a) December 31, 2001; (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2; and (c) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in CLAUSE (b) or (c), the Revolving Loan Commitments shall terminate automatically and without any further action.

       "REIMBURSEMENT OBLIGATION" is defined in SECTION 2.7.6.

       "SECURITY AGREEMENT" means that certain Security Agreement, dated as of November 20, 1992, as previously amended by (i) that certain First Amendment to Security Agreement, dated as of May 31, 1996, (ii) that certain Second Amendment to Security Agreement, dated as of October 8, 1996, and
(iii) that certain Third Amendment to Security Agreement, dated as of June 20, 1997, as amended, supplemented, restated or otherwise modified from time to time.

       "SECURITY AGREEMENT AMENDMENT" means the Fourth Amendment to Security Agreement executed and delivered pursuant to SECTION 5.1.6, substantially in the form of EXHIBIT O hereto, as amended, supplemented, restated or otherwise modified from time to time.

       "SILOAM MORTGAGE" means the Mortgage, Security Agreement and Assignment of Profits and Proceeds (Siloam) dated as of November 20, 1992, as amended by the First Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Siloam) dated as of September 14, 1993, the Second Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Siloam) dated as of September 8, 1995, the Third Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Siloam) dated as of May 31, 1996, the Fourth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Siloam) dated as of October 8, 1996, the Fifth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Siloam) dated as of June 20, 1997, the Sixth Amendment to Mortgage, Security Agreement, Assignment of Profits and Proceeds and Financing Statement (Siloam) dated as of April 15, 1998, and any subsequent amendment, supplement or other modification thereto.

       "STATED AMOUNT" of each Letter of Credit means the face amount of such Letter of Credit as such amount is in effect on the issuance date thereof.

       "STATED EXPIRY DATE" is defined in SECTION 4.1.

       "STATED MATURITY DATE" means (a) in the case of any Revolving Loan, December 31, 2001, (b) in the case of any Letter of Credit, December 31, 2005 and (c) in the case of any Reducing Loan, December 31, 2005.

       "SUBORDINATED DEBT" means all unsecured Indebtedness of the Borrower for money borrowed which is subordinated, upon terms satisfactory to the Administrative Agent and the Required Lenders, in right of payment to the payment in full in cash of all Obligations.

       "SUBSIDIARY" means, with respect to any Person, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

       "TANGIBLE NET WORTH" means the consolidated net worth of the Borrower and its Subsidiaries after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its Subsidiaries, including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names; provided that for purposes of this definition, mark-to-market adjustments relating to commodity hedges required to be made under GAAP shall be excluded for purposes of determining consolidated net worth.

       "TAXES" is defined in SECTION 4.6.

       "TOTAL FUNDED DEBT" means the outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries of the nature referred to in CLAUSES (a), (b), (c) and (f) of the definition of "INDEBTEDNESS"; PROVIDED, HOWEVER, in the event that Borrower's "working capital" (determined in accordance with GAAP) is greater than $0 for any time period used to calculate the Borrower's Total Funded Debt, then Total Funded Debt for such time period shall equal the outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries of the nature referred to in CLAUSES
(a), (b), (c) and (f) of the definition of "INDEBTEDNESS" LESS cash on hand or Cash Equivalent Investment which are free and clear of all Liens.

       "TRAILING TWELVE MONTH EBITDA" means, at the end of any month, the EBITDA of the Borrower and its Subsidiaries on a consolidated basis for the 12 months ending on the last day of such month.

       "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

       "U.C.C." means the Uniform Commercial Code, as in effect in the State of New York.

       "UNITED STATES" or "U.S." means the United States of America, its fifty States and the District of Columbia.

       "WELFARE PLAN" means a "welfare plan," as such term is defined in section 3(1) of ERISA.

       "WEST SHORE" means West Shore Processing Company, L.L.C., a Michigan limited liability company.

       "WEST SHORE MEMORANDUM OF ASSIGNMENT" means that certain Memorandum of Assignment, dated as of April 15, 1998, between West Shore and the Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

       "WEST SHORE/BASIN PURCHASE AGREEMENT" means that certain Purchase and Sale Agreement, dated as of November 21, 1997, between Michigan Energy Company and MarkWest Michigan.

       "WEST SHORE MORTGAGE" means that certain Mortgage, dated as of April 15, 1998, from West Shore to the Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

       "WEST SHORE PLEDGE AGREEMENT" means that certain Pledge Agreement (LLC Interests), dated as of April 15, 1998, from West Shore to the Administrative Agent as amended, supplemented, restated or otherwise modified from time to time.

       "WEST SHORE PLEDGE AGREEMENT AMENDMENT" means that certain Amendment to Pledge Agreement from West Shore to the Administrative Agent, substantially in the form of EXHIBIT S hereto, executed and delivered pursuant to SECTION 5.1.15, as amended, supplemented, restated or otherwise modified from time to time.

       "WEST SHORE SECURITY AGREEMENT" means that certain Security Agreement, dated as of April 15, 1998, from West Shore to the Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

       "WEST SHORE SECURITY AGREEMENT AMENDMENT" means that certain Amendment to Security Agreement from West Shore to the Administrative Agent, substantially in the form of EXHIBIT T hereto, executed and delivered pursuant to SECTION 5.1.6, as amended, supplemented, restated or otherwise modified from time to time.

       "WORKING CAPITAL LOAN AGREEMENT" is defined in the SECOND RECITAL.

       "YEAR 2000 COMPLIANCE" is defined in SECTION 7.1.10.

       "YEAR 2000 PROBLEM" is defined in SECTION 6.20.

       SECTION 1.2 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

       SECTION 1.3 CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

       SECTION 1.4 ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under SECTION 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in SECTION 6.5.

                                      ARTICLE 2
                     COMMITMENTS, BORROWING PROCEDURES AND NOTES

       SECTION 2.1 COMMITMENTS. On the terms and subject to the conditions of this Agreement (including ARTICLE 5), each Lender severally, to the extent of its Percentage, agrees to make Loans pursuant to the Commitments described in this SECTION 2.1.

       SECTION 2.1.1 REVOLVING LOAN COMMITMENT. On the Effective Date, all outstanding Original Loans shall be amended, renewed, restated, extended and converted (but shall not be deemed to be repaid) to Revolving Loans under this Agreement. From time to time on any Business Day occurring prior to the Commitment Termination Date each Lender agrees to make loans (relative to such Lender, its "REVOLVING LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

       SECTION 2.1.2 COMMITMENT TO ISSUE LETTERS OF CREDIT. From time to time on any Business Day prior to the Commitment Termination Date, each Issuer will issue, and each Lender will participate in, to the extent of each Lender's Percentage, the Letters of Credit, in accordance with the terms of
SECTION 2.7.

       SECTION 2.1.3 REDUCING LOAN COMMITMENT. Subject to the terms and conditions hereof, on the Conversion Date each Lender will make a Reducing Loan to the Borrower in the amount equal to such Lender's Percentage of the amounts outstanding on the Conversion Date under the Revolving Loans, or such lesser amount as requested by Borrower by converting Revolving Loans to Reducing Loans (which conversion shall be deemed automatically to have occurred upon satisfaction of such conditions). From time to time on any Business Day occurring prior to the Reducing Loan Commitment Termination Date, each Lender will make Loans (relative to such Lender, its "REDUCING LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of Reducing Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this SECTION
2.1.3 is herein referred to as its "REDUCING LOAN COMMITMENT." On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Reducing Loans.

       SECTION 2.1.4 LENDERS NOT REQUIRED TO MAKE LOANS OR ISSUE OR PARTICIPATE IN LETTERS OF CREDIT. No Lender shall be permitted or required to (a) continue any BMO Loan as a Loan hereunder or to make any Revolving Loan if, after giving effect thereto (i) the aggregate outstanding principal amount of all Revolving Loans of all Lenders, together with all Letter of Credit Outstandings, would exceed the Revolving Loan Commitment Amount, or (ii) the aggregate outstanding principal amount of all Revolving Loans of such Lender, together with its Percentage of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the Revolving Commitment Amount, or (b) make any Reducing Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Reducing Loans, together with all Letter of Credit Outstandings, (i) of all Lenders would exceed the Reducing Loan Commitment Amount, or (ii) of such Lender would exceed such Lender's Percentage of the Reducing Loan Commitment Amount, or
(c) issue (in the case of any Issuer) or participate in (in the case of each Lender) any Letter of Credit if, after giving effect thereto (i) all Letter of Credit Outstandings together with the aggregate outstanding principal amount of all Loans of all Lenders would exceed the Commitment Amount, or
(ii) such Lender's Percentage of all Letter of Credit Outstandings together with the aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage of the Commitment Amount, or (iii) all Letter of Credit Outstandings would exceed $10,000,000 (the "LETTER OF CREDIT SUBLIMIT").

       SECTION 2.2 REDUCTION OF COMMITMENT AMOUNTS. The Commitment Amounts are subject to reduction from time to time pursuant to this SECTION 2.2.

       SECTION 2.2.1 OPTIONAL. The Borrower may, from time to time on any Business Day, voluntarily reduce the Commitment Amount; PROVIDED, HOWEVER, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $2,500,000 and in an integral multiple of $500,000.

       SECTION 2.2.2 MANDATORY AS TO REDUCING LOANS. The Reducing Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the last day of each fiscal quarter following the Revolving Loan Commitment Termination Date by an amount equal to one-sixteenth of the aggregate Revolving Loan Commitment Amount in effect on the Conversion Date; PROVIDED, HOWEVER, that on the Stated Maturity Date, the Reducing Loan Commitment Amount shall be zero. Voluntary reductions of the Reducing Loan Commitment Amount made pursuant to SECTION 2.2.1 shall be applied to diminish the amount of scheduled reductions to such Commitment Amount thereafter becoming effective pursuant to this Section pro rata.

       SECTION 2.3 BORROWING PROCEDURE. By delivering a Borrowing Request to the Administrative Agent on or before 10:00 a.m., Central time, on a Business Day, the Borrower may from time to time irrevocably request, (i) on not less than three nor more than five Business Days' notice, a LIBO Rate Loan or (ii) on not less than the same day or more than five Business Days' notice, a Base Rate Loan, in a minimum amount of $500,000 and an integral multiple of $500,000, or in the unused amount of the applicable Commitment, if less. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day specified in such Borrowing Request. On or before 11:00 a.m., Central time, on such specified Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing.

Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

       SECTION 2.4 CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m., Central time, on a Business Day, the Borrower may from time to time irrevocably elect,(i) on not less than three nor more than five Business Days' notice, in connection with any LIBO Rate Loan or (ii) on not less than three or more than five Business Days' notice, in connection with any Base Rate Loan, that all, or any portion in an aggregate minimum amount of $500,000 and an integral multiple of $500,000, of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/ Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); PROVIDED, HOWEVER, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

       SECTION 2.5 FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTIONS 4.1, 4.2,
4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

       SECTION 2.6 NOTES. Each Lender's Revolving Loans under a Revolving Loan Commitment and Reducing Loans under a Reducing Loan Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original applicable Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, among other things, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be rebuttable presumptive evidence of such amounts; PROVIDED HOWEVER, that the failure of any Lender to make any such notations shall not limit, enlarge or otherwise affect any Obligations of the Borrower or any other Obligor.

       SECTION 2.7     LETTERS OF CREDIT.

       SECTION 2.7.1 ISSUANCE REQUESTS. By delivering to the Administrative Agent and the applicable Issuer an Issuance Request on or before 11:30 a.m., Central time, the Borrower may request, from time to time prior to the Commitment Termination Date and on not less than three nor more than ten Business Days' notice, that such Issuer issue an irrevocable standby letter of credit in such form as may be mutually agreed to by the Borrower and such Issuer (each a "LETTER OF CREDIT"), in support of financial obligations of the Borrower incurred in the Borrower's ordinary course of business and which are described in such Issuance Request. Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Lenders thereof. Each Letter of Credit shall by its terms: (a) be issued in a Stated Amount which (i) together with all Letter of Credit Outstandings does not exceed the Letter of Credit Sublimit, or (ii) together with all Letter of Credit Outstandings and all outstanding Loans does not exceed (or would not exceed) the then Commitment Amount (as such amount is reduced and is scheduled to reduce pursuant to Section 2.2); and (b) be stated to expire on a date (its "STATED EXPIRY DATE") no later than the earlier (i) of one year from its date of issuance and (ii) the Commitment Termination Date. So long as no Default has occurred and is continuing, by delivery to the applicable Issuer and the Administrative Agent of an Issuance Request at least three but not more than ten Business Days prior to the Stated Expiry Date of any Letter of Credit, the Borrower may request such Issuer to extend the Stated Expiry Date of such Letter of Credit for an additional period not to exceed the earlier of one year from its date of extension and the Reducing Loan Commitment Termination Date.

       SECTION 2.7.2 ISSUANCES AND EXTENSIONS. On the terms and subject to the conditions of this Agreement (including ARTICLE 5), the Issuer shall issue Letters of Credit, and extend the Stated Expiry Dates of outstanding Letters of Credit, in accordance with the Issuance Requests made therefor. Each Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request therefor to the beneficiary thereof (and will promptly provide each of the Lenders and the Borrower with a copy of such Letter of Credit) and will notify the beneficiary under any Letter of Credit of any extension of the Stated Expiry Date thereof.

       SECTION 2.7.3   [INTENTIONALLY OMITTED].

       SECTION 2.7.4 OTHER LENDERS' PARTICIPATION. Each Letter of Credit issued pursuant to SECTION 2.7.2 shall, effective upon its issuance and without further action, be issued on behalf of all Lenders (including the Issuer thereof) PRO RATA according to their respective Percentages. Each Lender shall, to the extent of its Percentage, be deemed irrevocably to have participated in the issuance of such Letter of Credit and shall be responsible to reimburse promptly the Issuer thereof for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with
SECTION 2.7.5, or which have been reimbursed by the Borrower but must be returned, restored or disgorged by such Issuer for any reason, and each Lender shall, to the extent of its Percentage, be entitled to receive from the Administrative Agent a ratable portion of the letter of credit fees received by the Administrative Agent pursuant to SECTION 3.3.3, with respect to each Letter of Credit. In the event that the Borrower shall fail to reimburse any Issuer, or if for any reason Loans shall not be made to fund any Reimbursement Obligation, all as provided in SECTION 2.7.5 and in an amount equal to the amount of any drawing honored by such Issuer under a Letter of Credit issued by it, or in the event such Issuer must for any reason return or disgorge such reimbursement, such Issuer shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to such Issuer, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation in same day or immediately available funds at the office of such Issuer specified in such notice not later than 11:30 a.m., Central time, on the Business Day (under the laws of the jurisdiction of such Issuer) after the date notified by such Issuer. In the event that any Lender fails to make available to such Issuer the amount of such Lender's participation in such Letter of Credit as provided herein, such Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average Federal Funds Rate for three Business Days (together with such other compensatory amounts as may be required to be paid by such Lender to the Administrative Agent pursuant to the Rules for Interbank Compensation of the council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the Alternate Base Rate LESS the Base Rate Margin PLUS 2%. Nothing in this Section shall be deemed to prejudice the right of any Lender to recover from any Issuer any amounts made available by such Lender to such Issuer pursuant to this Section in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuer in respect of which payment was made by such Lender constituted gross negligence or wilful misconduct on the part of such Issuer. Each Issuer shall distribute to each other Lender which has paid all amounts payable by it under this Section with respect to any Letter of Credit issued by such Issuer such other Lender's Percentage of all payments received by such Issuer from the Borrower in reimbursement of drawings honored by such Issuer under such Letter of Credit when such payments are received.

       SECTION 2.7.5 DISBURSEMENTS. Each Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made. Subject to the terms and provisions of such Letter of Credit, the applicable Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:30 a.m., Central time, on the Disbursement Date, the Borrower will reimburse the applicable Issuer for all amounts which it has disbursed under the Letter of Credit. In the event the applicable Issuer is not reimbursed by the Borrower on the Disbursement Date, or if such Issuer must for any reason return or disgorge such reimbursement, the Lenders (including such Issuer) shall, on the terms and subject to the conditions of this Agreement, fund the Reimbursement Obligation therefor by making, on the next Business Day, Loans which are Base Rate Loans as provided in SECTION
2.1.2 or 2.1.3 (the Borrower being deemed to have given a timely Borrowing Request therefor for such amount); PROVIDED, HOWEVER, for the purpose of determining the availability of the Commitments to make Loans immediately prior to giving effect to the application of the proceeds of such Loans, such Reimbursement Obligation shall be deemed not to be outstanding at such time. To the extent the applicable Issuer is not reimbursed in full in accordance with the preceding sentences, the Borrower's Reimbursement Obligation shall accrue interest at a fluctuating rate determined by reference to the Alternate Base Rate, plus a margin of 2% per annum, payable on demand.

       SECTION 2.7.6 REIMBURSEMENT. The Borrower's obligation (a "REIMBURSEMENT OBLIGATION") under SECTION 2.7.5 to reimburse an Issuer with respect to each Disbursement (including interest thereon), and each Lender's obligation to make participation payments in each drawing which has not been reimbursed by the Borrower, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which the Borrower may have or have had against any Lender or any beneficiary of a Letter of Credit, including any defense based upon the occurrence of any Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any disbursement to conform to the terms of the applicable Letter of Credit (if, in the applicable Issuer's good faith opinion, such disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit; PROVIDED, HOWEVER, that nothing herein shall adversely affect the right of the Borrower or any Lender to commence any proceeding against the applicable Issuer for any wrongful disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of such Issuer.

       SECTION 2.7.7 DEEMED DISBURSEMENTS. Upon either (i) the occurrence and during the continuation of an Event of Default pursuant to SECTION 8.1.9 or the occurrence of the Commitment Termination Date or (ii) the declaration by the Administrative Agent of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the commitments (if not theretofore terminated) to be terminated as provided in SECTION 8.3, an amount equal to that portion of Letter of Credit Outstandings attributable to outstanding and undrawn Letters of Credit shall, at the election of the applicable Issuer acting on instructions from the Required Lenders, and without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by such Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and, upon notification by such Issuer to the Administrative Agent and the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse such Issuer the amount deemed to have been so paid or disbursed by such Issuer. Any amounts so received by such Issuer from the Borrower pursuant to this Section shall be held as collateral security for the repayment of the Borrower's obligations in connection with the Letters of Credit issued by such Issuer. All amounts on deposit pursuant to this SECTION 2.7.7 shall, until their application to any Obligation or their return to the Borrower, as the case may be, at the Borrower's written request, be invested in high grade short-term liquid investments acceptable to Administrative Agent and designated by the Borrower, which investments shall be held by the Administrative Agent as additional collateral security for the repayment of the Borrower's Obligations under and in connection with the Letters of Credit and all other Obligations. Any losses, net of earnings, and reasonable fees and expenses of such investments shall be charged against the principal amount invested. The Administrative Agent and the Lenders shall not be liable for any loss resulting from any investment made by the Administrative Agent at the Borrower's request. The Administrative Agent is not obligated hereby, or by any other Loan Document, to make or maintain any investment, except upon written request by the Borrower. At any time when such Letters of Credit shall terminate and all Obligations to each Issuer are either terminated or paid or reimbursed to such Issuer in full, the Obligations of the Borrower under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from such Issuer), and such Issuer will return to the Borrower the excess, if any, of (a) the aggregate amount held by such Issuer and not theretofore applied by such Issuer to any Reimbursement Obligation OVER (b) the aggregate amount of all Reimbursement Obligations to such Issuer pursuant to this Section, as so adjusted. At such time when all Events of Default shall have been cured or waived, if the Reducing Loan Commitment Termination Date shall not have occurred for any reason, each Issuer shall return to the Borrower all amounts then on deposit with such Issuer pursuant to this Section.

       SECTION 2.7.8 NATURE OF REIMBURSEMENT OBLIGATIONS. The Borrower shall assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither any Issuer nor any Lender (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for: (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit; (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, facsimile or otherwise; or (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit or of the proceeds thereof. None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted any Issuer or any Lender hereunder.
In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by any Issuer in good faith shall be binding upon the Borrower and shall not put such Issuer under any resulting liability to the Borrower.

       SECTION 2.7.9 INCREASED COSTS; INDEMNITY. If by reason of (a) any change in applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement, or (b) compliance by any Issuer or any Lender with any direction, or requirement of any governmental or monetary authority, including Regulation D of the F.R.S. Board: (i) any Issuer or any Lender shall be subject to any tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this SECTION 2.7, whether directly or by such being imposed on or suffered by such Issuer or such Lender; (ii) any reserve, deposit or similar requirement is or shall be applicable, increased, imposed or modified in respect of any Letters of Credit issued by any Issuer or participations therein purchased by any Lender; or (iii) there shall be imposed on any Issuer or any Lender any other condition regarding this SECTION 2.7, any Letter of Credit or any participation therein, and the result of the foregoing is directly to increase the cost to such Issuer or such Lender of issuing or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce any amount receivable in respect thereof by such Issuer or such Lender, then and in any such case such Issuer or such Lender may, at any time after the additional cost is incurred or the amount received is reduced, notify the Administrative Agent and the Borrower thereof, and the Borrower shall pay within 10 days of demand such amounts as such Issuer or Lender may in good faith specify to be necessary to compensate such Issuer or Lender for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate equal at all times to the Alternate Base Rate per annum. The determination by such Issuer or Lender, as the case may be, of any amount due pursuant to this Section, as set forth in a statement setting forth the calculation thereof in reasonable detail, shall be rebuttable presumptive evidence of such amounts.

       In addition to amounts payable as elsewhere provided in this SECTION 2.7, the Borrower hereby indemnifies, exonerates and holds each Issuer, the Administrative Agent and each Lender harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether such Issuer, the Administrative Agent or such Lender is a party to the action for which indemnification is sought), including reasonable attorneys' fees and disbursements, which such Issuer, the Administrative Agent or such Lender may incur or be subject to as a consequence, direct or indirect, of the issuance of the Letters of Credit, other than as a result of the gross negligence or willful misconduct of such Issuer as determined by a court of competent jurisdiction, or the failure of such Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

                                      ARTICLE 3
                      REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

       SECTION 3.1 REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor; it being understood that, subject to satisfaction of the terms and conditions hereof, repayment on the Stated Maturity Date of the Revolving Loan shall be by converting the then outstanding balances of the Revolving Loans to Reducing Loans as provided in SECTION 2.1.3. Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4. No voluntary prepayment of principal of any Reducing Loans shall cause a reduction in the Reducing Loan Commitment Amount or the Revolving Loan Commitment Amount.

       SECTION 3.1.1 OPTIONAL PREPAYMENT. At any time prior to the Stated Maturity Date, the Borrower may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; PROVIDED, HOWEVER, that (a) any such prepayment shall be made PRO RATA among Loans of the same type and, if applicable, having the same Interest Period of all Lenders, (b) no such prepayment of any LIBO Rate Loan may be made on any day other than the last day of the Interest Period for such Loan, (c) all such voluntary prepayments (i) of LIBO Rate Loans, shall require at least one (1) Business Days' prior written notice to the Administrative Agent, and (ii) of Base Rate Loans, shall require prior written notice to the Administrative Agent, and (d) all such voluntary partial prepayments shall be in an aggregate minimum amount of $500,000 and an integral multiple of $500,000;

       SECTION 3.1.2 MANDATORY PREPAYMENT ON REDUCING LOANS. The Borrower shall, on each date when any reduction in the Reducing Loan Commitment Amount shall become effective, including pursuant to SECTION 2.2, make a mandatory prepayment of all Reducing Loans, equal to the excess, if any, of the aggregate, outstanding principal amount of all Reducing Loans together with Letter of Credit Outstandings over the Reducing Loan Commitment Amount as so reduced.

       SECTION 3.1.3 MANDATORY PREPAYMENT ON ACCELERATION. The Borrower shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to

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

SECTION 8.2 or SECTION 8.3, repay all Loans, unless, pursuant to SECTION 8.3, only a portion of all Loans is so accelerated.

       SECTION 3.1.4 MANDATORY AS TO MANDATORY PREPAYMENT RATIO. In the event that the Borrower's Mandatory Prepayment Ratio is at any time greater than (i) for the period from the Effective Date through September 30, 1999,
5.00 to 1.0, (ii) for the period from October 1, 1999 through November 30, 1999, 5.75 to 1.0, (iii) for the period from December 1, 1999 through December 31, 1999, 5.00 to 1.0, (iv) for the period from January 1, 2000 through June 30, 2000, 4.00 to 1.0, (v) for the period from July 1, 2000 through December 31, 2000, 3.50 to 1.0, and (vi) on or after January 1, 2001,
3.00 to 1.0, the Borrower shall be required to make a mandatory prepayment with respect to outstanding Loans in an amount equal to the amount necessary for the Borrower to return to compliance with the required Mandatory Prepayment Ratio (the "MPR AMOUNT"). Borrower shall have the option to make such mandatory prepayment of the MPR Amount either (a) immediately on the date of the Borrower's failure to comply with the Mandatory Prepayment Ratio or (b) in up to six (6) equal monthly installments with the first such mandatory prepayment being due immediately on the date of such non-compliance and, assuming that the Borrower remains out of compliance with the Mandatory Prepayment Ratio, each subsequent payment shall be due and payable to the Agent on the monthly anniversary of the Borrower's failure to comply with the Mandatory Prepayment Ratio.

       SECTION 3.2 INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this
SECTION 3.2.

       SECTION 3.2.1 RATES. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum: (a) on that portion maintained from time to time as a Base Rate Loan, equal to the Alternate Base Rate from time to time in effect; and (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

       All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

       SECTION 3.2.2 POST-MATURITY RATES. After the date any principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus a margin of 2%.

       SECTION 3.2.3 PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication: (a) on the Stated Maturity Date therefor; (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan; (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date; (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest Period); (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to CLAUSE (c), on the date of such conversion; and (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to SECTION
8.2 or SECTION 8.3, immediately upon such acceleration. Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

       SECTION 3.3 FEES. The Borrower agrees to pay the fees set forth in this SECTION 3.3. All such fees shall be non-refundable.

       SECTION 3.3.1 COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of 5) commencing on the Effective Date and continuing through the final Commitment Termination Date, a Commitment Fee on such Lender's Percentage of the sum of the average daily unused portion of the Commitment Amount (outstanding Loans and Letters of Credit being deemed to be usage hereunder). Such Commitment Fee shall be payable by the Borrower in arrears, on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on each Commitment Termination Date.

       SECTION 3.3.2 ADMINISTRATIVE AGENT'S FEE. To the Administrative Agent for its own account, the fees provided in the letter dated July 7, 1999 between the Borrower and the Administrative Agent.

       SECTION 3.3.3 LETTER OF CREDIT FEES. (a) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, at a per annum rate equal to the Applicable Margin on the outstanding face amount of each Letter of Credit. Such fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, and on the Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

       (b) The Borrower agrees to pay to the Administrative Agent, for the account of the Issuer, a Letter of Credit fronting fee for each Letter of Credit upon the issuance of each Letter of Credit in an amount equal to the greater of (i) $500 or (ii) one-eight of one percent (1/8 of 1%) per annum calculated on the face amount thereof.

                                      ARTICLE 4
                        CERTAIN LIBO RATE AND OTHER PROVISIONS

       SECTION 4.1 FIXED RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan of a certain type, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such type shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

       SECTION 4.2 DEPOSITS UNAVAILABLE. If the Administrative Agent shall have determined that (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Lenders in their relevant markets; or (b) by reason of circumstances affecting BofA's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under SECTION 2.3 and SECTION 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

       SECTION 4.3 INCREASED LIBO RATE LOAN COSTS, ETC. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount; provided, that no Lender shall give such notice unless it is generally charging borrowers similarly situated to the Borrower with similar agreements with such Lender such amounts. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall be rebuttable presumptive evidence of such amounts.

       SECTION 4.4 FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION 3.1 or otherwise; (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor, then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense.
 Such written notice (which shall include calculations in reasonable detail) and shall be rebuttable presumptive evidence of such amounts.

       SECTION 4.5 INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its discretion exercised in good faith) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts shall be furnished to Borrower including calculations thereof in reasonable detail and shall be rebuttable presumptive evidence of such amounts. In determining such amount, such Lender may use any method of averaging and attribution that it (in its discretion exercised in good faith) shall deem applicable.

       SECTION 4.6 TAXES. All payments by the Borrower of principal of, and interest on, the Loans, all payments in respect of the Reimbursement Obligations and all other amounts payable hereunder shall be made free and clear of and without deduction for any future enacted or increased income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will (a) pay directly to the relevant authority the full amount required to be so withheld or deducted; (b) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and (c) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required. Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including, if incurred as a result of the Borrower's action, omission or delay, any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

       If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any failure of Borrower to pay the taxing authorities directly where required. For purposes of this SECTION 4.6, a distribution hereunder by the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

       Each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Borrower and the Administrative Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrower or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

       SECTION 4.7 PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Administrative Agent for the PRO RATA account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 11:00 a.m., Central time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day.
The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE
(c) of the definition of the term "INTEREST PERIOD" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

       SECTION 4.8 SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or any Reimbursement Obligation (other than pursuant to the terms of SECTIONS 4.3, 4.4 and 4.5) in excess of its PRO RATA share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender TO (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

       SECTION 4.9 SETOFF. Each Lender shall, upon the occurrence of any Default described in CLAUSES (a) through (d) of SECTION 8.1.9 or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of SECTION
4.8. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

       SECTION 4.10 USE OF PROCEEDS. The Borrower shall apply the proceeds of each Borrowing in accordance with the SEVENTH RECITAL; without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock," as defined in F.R.S. Board Regulation U except in connection with transactions (i) authorized by the board of directors of the Borrower, (ii) either (A) authorized by the board of directors or other governing body of the Person which stock is being acquired or (B) involving less than 5% of the stock of any Person (except the Borrower) and (iii) which would not cause the Borrower to fail to be in compliance SECTION 6.17.

                                      ARTICLE 5
                               CONDITIONS TO BORROWING

       SECTION 5.1 CONTINUATION OF BMO LOANS; INITIAL BORROWING. The obligations of the Lenders to continue the BMO Loans as Loans hereunder and to fund the initial Borrowing and to issue the initial Letter of Credit shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 5.1.

       SECTION 5.1.1 RESOLUTIONS, ETC. The Administrative Agent shall have received from each Obligor a certificate, dated the date of the initial Borrowing or the issuance of the initial Letter of Credit or of such continuation, of its Secretary or Assistant Secretary as to (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it, (b) the article or certificate of incorporation for such Obligor, (c) the bylaws of such Obligor, (d) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate, and (e) that the Borrower and its Subsidiaries are in compliance with all of the covenants and agreements contained in this Agreement or any other Loan Document. The Administrative Agent shall have received from each Obligor certificates of existence and good standing provided by the appropriate governmental officer in its jurisdiction of incorporation and, in the case of certificates of good standing, in each jurisdiction in which its business is conducted.

       SECTION 5.1.2 DELIVERY OF NOTES. The Administrative Agent shall have received, for the account of each Lender, its Notes duly executed and delivered by the Borrower.

       SECTION 5.1.3 PAYMENT OF OBLIGATIONS UNDER ASSIGNMENT AGREEMENT AND OUTSTANDING INDEBTEDNESS, ETC. BMO, for its own benefit as agent for the BMO Lenders and for the benefit of the BMO Lenders, shall have received payment for all amounts set forth in the Assignment Agreement (including, to the extent necessary, from the proceeds of the initial Borrowing), and all Liens securing any payments required to be made to the BMO, as agent for the BMO Lenders, or the BMO Lenders shall have been assigned to the Administrative Agent on behalf of the Administrative Agent and the Lenders and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 financing statements or other instruments as may be suitable or appropriate in connection with such assignment. All Indebtedness identified in ITEM 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing); and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

       SECTION 5.1.4 GUARANTY. The Administrative Agent shall have received a Guaranty, dated the date hereof, duly executed by MarkWest Michigan, MarkWest Resources, West Shore, Basin and Matrex.

       SECTION 5.1.5 PLEDGE AGREEMENT AMENDMENT AND HYDROCARBON PLEDGE AGREEMENT AMENDMENT. The Administrative Agent shall have received executed counterparts of the Pledge Agreement Amendment and the Hydrocarbon Pledge Agreement Amendment, dated as of the date hereof, duly executed by the Borrower, together with (a) executed copies of proper Uniform Commercial Code Form UCC-3 statements, if any, necessary to assign to the Administrative Agent and the Lenders all Liens and other rights of any Person as a valid, perfected first priority Lien in any collateral described in the Pledge Agreement and the Hydrocarbon Pledge Agreement, (b) certificates, evidencing all of the issued and outstanding shares of capital stock pledged pursuant to the Pledge Agreement and the Hydrocarbon Pledge Agreement which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Pledge Agreement or the Hydrocarbon Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Lenders in accordance with Section 8-313 and Section 8-321 of the Uniform Commercial Code, as in effect in the State of New York, and (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name the Borrower (under its present name and any previous name) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to CLAUSE (a) above, together with copies of such financing statements, none of which shall cover any collateral described in the Pledge Agreement or the Hydrocarbon Pledge Agreement.

       SECTION 5.1.6 SECURITY AGREEMENT AMENDMENTS. The Administrative Agent shall have received executed counterparts of (a) the Security Agreement Amendment, the West Shore Security Agreement Amendment and the Basin Security Agreement Amendment executed by the Borrower, West Shore and Basin, respectively, together with (b) executed copies of proper Uniform Commercial Code Form UCC-3 statements, if any, necessary to assign to the Administrative Agent and the Lenders all Liens and other rights of any Person as a valid, perfected first priority Lien (i) in any collateral described in the Security Agreement, the West Shore Security Agreement and the Basin Security Agreement, respectively, previously granted by any Person, and (ii) securing any of the Indebtedness under this Agreement, and (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name the Borrower, MarkWest Resources, MarkWest Michigan, West Shore or Basin (under their present names and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to CLAUSE (A) above, together with copies of such financing statements, none of which shall cover any collateral described in the Security Agreement, the West Shore Security Agreement or the Basin Security Agreement.

       SECTION 5.1.7 MORTGAGE AMENDMENTS. The Administrative Agent shall have received counterparts of the Mortgage Amendments, duly executed and delivered by the Borrower, together with evidence of the completion (or satisfactory arrangements for completion) of all recordings and filings of such Mortgage Amendments, together with executed copies of proper uniform commercial code form UCC-3 statements, if any, necessary to assign to the Administrative Agent and the Lenders all Liens and other rights of any Person as a valid, perfected first priority Lien in any of the collateral described in any of the Mortgages previously granted by any Person, and securing any of the Indebtedness under the A&R Credit Agreement and as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to assign to the Administrative Agent and the Lenders and to create or maintain a valid, perfected first priority Lien against the properties purported to be covered by such Mortgage Amendments, together with certified copies of Uniform Commercial Code requests for information or copies (form UCC-11) or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the date of the effectiveness hereof, listing all effective financing statements which name the Borrower, MarkWest Resources, MarkWest Michigan, West Shore and Basin. (under their present names and any previous names) as the Debtor and which are filed in jurisdictions in which filings were made pursuant to the foregoing, together with copies of such financing statements, none of which shall cover any collateral described in the Mortgages as amended by the Mortgage Amendments.

       SECTION 5.1.8 OPINIONS OF COUNSEL AND TITLE POLICIES. The Administrative Agent shall have received a legal opinion from Barry Spector, counsel to the Borrower and its Subsidiaries, substantially in the form of EXHIBIT E hereto, dated the date of the effectiveness hereof or such other date as is acceptable to the Administrative Agent and the Lenders and addressed to the Administrative Agent and all Lenders.

       SECTION 5.1.9 CLOSING FEES, EXPENSES, ETC. The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to
SECTION 3.3 (including the letter referred to in Section 3.3.2), if then invoiced.

       SECTION 5.1.10 EVIDENCE OF INSURANCE. The Administrative Agent shall have received certificates of insurance satisfactory to it evidencing the existence of all insurance required to be maintained by the Borrower by this Agreement and the other Loan Documents, which insurance shall list Administrative Agent as additional insured and sole loss payee and be satisfactory to the Administrative Agent.

       SECTION 5.1.11 ASSIGNMENT OF KEY MAN LIFE INSURANCE AND BUSINESS INTERRUPTION INSURANCE. The Administrative Agent shall have received an assignment of any "key man" life insurance maintained on any officers or directors of the Borrower or any of its Subsidiaries and any business interruption insurance maintained by the Borrower and its Subsidiaries, together with acknowledgments from the companies issuing such policies, all in form and substance satisfactory to the Administrative Agent.

       SECTION 5.1.12 PROJECTIONS. The Administrative Agent and the Lenders shall have received an annual budget for 1999 of the Borrower and its Subsidiaries, together with 5-year projections in form and substance satisfactory to the Lenders, setting forth in reasonable detail the Borrower's and its Subsidiaries' consolidated income statement and funds flow for a five-year period commencing January 1, 1999, certified by the Chief Financial Officer of the Borrower as being the Borrower's best estimate and based upon information that is then currently available and believed to be correct and upon assumptions believed to be reasonable, and no event shall have occurred, and no condition shall exist, that in the Lenders' judgment shall be materially inconsistent with the information or the projections provided to the Lenders.

       SECTION 5.1.13 HEDGING POLICY. The Administrative Agent and the Lenders shall have received a copy of the hedging policy of the Borrower and its Subsidiaries (the "HEDGING POLICY") approved by the Borrower's Board of Directors and certified by the Chief Financial Officer of the Borrower as being true, correct and complete and in force and effect; which hedging policy shall be substantially in the form of EXHIBIT X hereto and in form, substance and effect satisfactory to the Administrative Agent and the Required Lenders and including policies regarding gas imbalances, take-or-pay obligations, Hedging Obligations, prepayment agreements and inventory balances.

       SECTION 5.1.14 ASSIGNMENT AGREEMENT. The Administrative Agent shall have received executed counterparts of the Assignment Agreement (the "ASSIGNMENT AGREEMENT"), substantially in the form of EXHIBIT P hereto.

       SECTION 5.1.15 MARKWEST MICHIGAN PLEDGE AGREEMENT AMENDMENT AND WEST SHORE PLEDGE AGREEMENT AMENDMENT. The Administrative Agent shall have received executed counterparts of the MarkWest Michigan Pledge Agreement Amendment and the West Shore Pledge Agreement Amendment, dated as of the date hereof, duly executed by the Borrower, together with (a) executed copies of proper Uniform Commercial Code Form UCC-3 statements, if any, necessary to assign to the Administrative Agent and the Lenders all Liens and other rights of any Person as a valid, perfected first priority Lien in any collateral described in the MarkWest Michigan Pledge Agreement and the and the West Shore Pledge Agreement, (b) certificates, evidencing all of the issued and outstanding shares of capital stock pledged pursuant to the MarkWest Michigan Pledge Agreement and the West Shore Pledge Agreement which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the MarkWest Michigan Pledge Agreement or the West Shore Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Lenders in accordance with Section 8-313 and Section 8-321 of the Uniform Commercial Code, as in effect in the State of New York, and (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name MarkWest Michigan under its present name and any previous name) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to CLAUSE (a) above, together with copies of such financing statements, none of which shall cover any collateral described in the MarkWest Michigan Pledge Agreement or the West Shore Pledge Agreement, respectively).

       SECTION 5.2 CONDITIONS PRECEDENT TO INITIAL REDUCING LOAN. The obligation of the Lenders to make the initial Reducing Loan shall, in addition to the conditions precedent specified in SECTION 5.3, be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 5.2.

       SECTION 5.2.1 REVOLVING LOANS PAID. The principal of and accrued interest on the Revolving Loans shall have been paid or be paid in full or converted into Reducing Loans hereunder, and included under the Reducing Loan Commitment, in each case, prior to or concurrently with the making of the initial Reducing Loan. The Borrower hereby agrees and instructs the Administrative Agent to apply the proceeds of the Reducing Loan to the extent required to the payment in full of the principal of and accrued interest on all Revolving Loans then outstanding and the Administrative Agent agrees to remit such proceeds, if any, for such purpose.

       SECTION 5.2.2 CONFIRMATORY CERTIFICATE. The Administrative Agent shall have received a certificate, in form and substance satisfactory to the Administrative Agent, dated the Conversion Date and signed by an officer of the Borrower acceptable to the Administrative Agent, as to the matters set forth in SECTION 5.3.1 and such other documents as the Lender may have reasonably requested in support thereof, including, duly executed and updated copies or other confirmations of the continuing effectiveness of any or all of the Loan Documents.

       SECTION 5.2.3 CONVERSION DATE OPINION. The Administrative Agent shall have received a favorable opinion of counsel to the Borrower and the other Obligors dated as of the Conversion Date satisfactory to the Administrative Agent in form and substance, addressed to the Administrative Agent and the Lenders, opining as to this Agreement and the other Loan Documents after giving effect to any Reducing Loan, and with respect to, among other things, the priority and the perfection of the Liens created by each of the Collateral Documents, after giving effect to any Reducing Loan.

       SECTION 5.3 ALL BORROWINGS. The obligation of each Lender to fund any Loan on the occasion of any Borrowing (including the initial Borrowing) and to issue any Letter of Credit (including the initial Letter of Credit) shall be subject to the satisfaction of each of the conditions precedent set forth in this SECTION 5.3.

       SECTION 5.3.1 COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Borrowing or Letter of Credit (but, if any Default of the nature referred to in SECTION 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct in all material respects (a) the representations and warranties set forth in ARTICLE 6 (excluding, however, those contained in SECTION 6.7), and in each Collateral Document shall be true and correct with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date); (b) except as disclosed by the Borrower to the Administrative Agent and the

Lenders pursuant to SECTION 6.7 (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's and its Subsidiaries' consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and
(ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to
SECTION 6.7 which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries; and (c) no Default shall have then occurred and be continuing, and neither the Borrower, any other Obligor, nor any of their Subsidiaries are in material violation of any law or governmental regulation or court order or decree.

       SECTION 5.3.2 BORROWING REQUEST. The Administrative Agent shall have received a Borrowing Request for such Borrowing or Issuance Request for such Letter of Credit, as the case may be. Each of the delivery of a Borrowing Request or Issuance Request for such Letter of Credit, as the case may be, and the acceptance by the Borrower of the proceeds of such Borrowing or such Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in SECTION 5.3.1 are true and correct.

       SECTION 5.3.3 SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be satisfactory in form and substance to the Administrative Agent and its counsel; (which satisfaction is acknowledged with respect to any documents conforming to the respective Exhibit attached hereto) the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

                                      ARTICLE 6
                            REPRESENTATIONS AND WARRANTIES

       In order to induce the Lenders and the Administrative Agent to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Administrative Agent and each Lender as set forth in this
ARTICLE 6 except as otherwise indicated on the Disclosure Schedule.

       SECTION 6.1 ORGANIZATION, ETC. The Borrower and each of its Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially in accordance with the first recital.

       SECTION 6.2 DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not (a) contravene the Borrower's or any such Obligor's Organic Documents; (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor; or (c) result in, or require the creation or imposition of, any Lien on any of any Obligor's properties.

       SECTION 6.3 GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Agreement, the Notes or any other Loan Document to which it is a party. The Borrower and its Subsidiaries possess all authorizations, approvals, permits and licenses necessary to operate their respective businesses as current operated and as anticipated to be operated. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

       SECTION 6.4 VALIDITY, ETC. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms.

       SECTION 6.5 FINANCIAL INFORMATION. The balance sheets of the Borrower and each of its Subsidiaries as at June 30, 1999, and the related statements of earnings and cash flow of the Borrower and each of its Subsidiaries, copies of which have been furnished to the Administrative Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then

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

ended. The Borrower and each of its Subsidiaries are in compliance with all of their existing financial obligations.

       SECTION 6.6 NO MATERIAL ADVERSE CHANGE. Since the date of the financial statements described in SECTION 6.5, there has not been any material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries.

       SECTION 6.7 LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which may materially adversely affect the financial condition, operations, assets, business, properties or prospects of the Borrower or any Subsidiary or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except as disclosed in ITEM 6.7 ("Litigation") of the Disclosure Schedule.

       SECTION 6.8 SUBSIDIARIES. The Borrower has no Subsidiaries, except those Subsidiaries (a) which are identified in ITEM 6.8 ("Existing Subsidiaries") of the Disclosure Schedule; or (b) which are permitted to have been acquired in accordance with SECTION 7.2.5 or 7.2.8.

       SECTION 6.9 OWNERSHIP OF PROPERTIES. The Borrower and each of its Subsidiaries owns good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to SECTION 7.2.3.

       SECTION 6.10 TAXES. The Borrower and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

       SECTION 6.11 PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in

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

ITEM 6.11 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

       SECTION 6.12 COMPLIANCE WITH LAW. Neither the Borrower nor any of its Subsidiaries (a) is in violation of any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or any interpretation of the foregoing) of, or the terms of any license or permit issued by, any governmental authority; or (b) has failed to obtain any license, permit, franchise or other governmental authorization necessary to ownership of any of their respective properties or the conduct of their respective business; which violation or failure could reasonably be expected to have a Material Adverse Effect.

       SECTION 6.13 CLAIMS AND LIABILITIES. Except as disclosed to the Lenders in the Disclosure Schedule, neither the Borrower nor any of its Subsidiaries has accrued any liabilities under gas purchase contracts for gas not taken, but for which it is liable to pay if not made up and which, if not paid, would have a Material Adverse Effect. Except as disclosed to the Lenders in the Disclosure Schedule, no claims exist against the Borrower or its Subsidiaries for gas imbalances which claims if adversely determined would have a Material Adverse Effect. Except as disclosed to the Lenders in the Disclosure Schedule, no purchaser of product supplied by the Borrower or any of its Subsidiaries has any claim against the Borrower or any of its Subsidiaries for product paid for, but for which delivery was not taken as and when paid for, which claim if adversely determined would have a Material Adverse Effect.

       SECTION 6.14 NO PROHIBITION ON PERFECTION OF COLLATERAL DOCUMENTS. None of the terms or provisions of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or the property of the Borrower or any of its Subsidiaries is bound prohibit the filing or recordation of any of the Loan Documents or any other action which is necessary or appropriate in connection with the perfection or maintenance of the Liens evidenced and created by any of the Loan Documents.

       SECTION 6.15    SOLVENCY.

              (a) Neither the Borrower nor the Borrower and its Subsidiaries, on a consolidated basis, is "insolvent," as such term is used and defined in the United States Bankruptcy Code, 11 U.S.C. Section 101, ET SEQ.

              (b) Immediately after the making of each Loan, if any, and issuance of any Letter of Credit, if any, made or issued, as the case may be, and after giving effect to the application of the proceeds of such Loans and Letters of Credit, (i) the value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (ii) the present fair salable value of the property of the Borrower and the Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

              (c) The Borrower does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

       SECTION 6.16 ENVIRONMENTAL WARRANTIES. In the ordinary course of its business, the Borrower conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including any capital or operating expenditures required for clean-up or closure of properties presently owned or operated, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review , the Borrower has reasonably concluded that, except as disclosed in ITEM 6.16 ("Environmental Matters") of the Disclosure Schedule, to the best of its knowledge after due inquiry:

              (a) all facilities and property (including underlying groundwater) owned, leased or operated by the Borrower or any of its Subsidiaries are owned, leased or operated by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

              (b) there are no pending or threatened and to Borrower's knowledge there have been no past, continuing (i) claims, complaints, notices or inquiries to, or requests for information received by, the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, that, singly or in the aggregate, have or may reasonably be expected to have a Material Adverse Effect, or (ii) claims, complaints, notices or inquiries to, or requests for information received by, the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law or under any common law theories relating to operations or the condition of any facilities or property (including underlying groundwater) owned, leased or operated by the Borrower and its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect;

              (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

              (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

              (e) no property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities List pursuant to CERCLA, or, to the extent that such listing may, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect, on the CERCLIS or on any other federal or state list of sites requiring investigation or clean-up;

              (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

              (g) none of the Borrower or any of its Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, or, to the extent that such listing may, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect, on the CERCLIS or on any federal or state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or any of its Subsidiaries for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

              (h) there are no polychlorinated biphenyls, radioactive materials or friable asbestos present at any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect; and

              (i) no condition exists at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law that, singly or in the aggregate have, or may reasonably be expected to have a Material Adverse Effect.

       SECTION 6.17 REGULATIONS G, U AND X. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

       SECTION 6.18 ACCURACY OF INFORMATION. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Administrative Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Administrative Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading. All estimates and projections delivered to the Administrative Agent or any Lender are or will be based upon information that was available at such time and believed to be correct and upon assumptions believed to be reasonable; however the Borrower does not warrant that such estimates and projections will ultimately prove to have been accurate.

       SECTION 6.19 DEFAULT. No Default or Event of Default has occurred and is continuing.

       SECTION 6.20 YEAR 2000 PROBLEM. On the basis of a comprehensive review and assessment of the Borrower's and its Subsidiaries' systems and equipment and inquiry made of the Borrower's and its Subsidiaries' material suppliers, vendors and customers, the Borrower reasonably believes that the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999) ("YEAR 2000 PROBLEM"), including costs of remediation, will not result in a Material Adverse Effect. The Borrower and its Subsidiaries have developed, or are in the process of developing, reasonably feasible contingency plans adequately intended to provide uninterrupted and unimpaired business operation in the event of failure of their own or a third party's systems or equipment due to the Year 2000 Problem, including those vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.

       SECTION 6.21 BOLDMAN PLANT. All assets of the Borrower maintained on the Lands (as defined in the Boldman Mortgage), including, without limitation, the Boldman Extraction Plant, (i) constitute "Goods" as defined in Article 9 of the U.C.C., (ii) are not affixed to the Land and are considered mobile Goods, and (iii) may be moved from the Lands to another location and reinstalled without extraordinary cost and effort.

                                      ARTICLE 7
                                      COVENANTS

       SECTION 7.1 AFFIRMATIVE COVENANTS. The Borrower agrees with the Administrative Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this SECTION 7.1.

       SECTION 7.1.1 FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower will furnish, or will cause to be furnished, to the Administrative Agent sufficient copies of the following financial statements, reports, notices and information to provide one to each Lender:

              (a) as soon as available and in any event within (i) (A) 30 days after the end of each month (other than December), and (B) within 45 days after the end of each December, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, certified by the chief financial Authorized Officer of the Borrower (ii) within 45 days of after the end of each of the first three quarters of each year, the Borrower's form 10Q for such quarter, in each case together with a report, in form and substance satisfactory to the Administrative Agent and the Required Lenders, reconciling the Borrower's and its Subsidiaries' actual performance to the most recent budgets and forecasts delivered pursuant to SECTION 5.1.12 or SECTION 7.1.1(h) or (i), as the case may be, certified by the Chief Financial Officer of the Borrower and containing an explanation in reasonable detail for any significant negative variances;

              (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Year, certified (without any "going concern" qualification, qualification relating to possible errors generated by financial reporting and related systems due to the Year 2000 Problem, or other qualification) in a manner acceptable to the Administrative Agent and the Required Lenders by Price Waterhouse LLP or other independent public accountants acceptable to the Administrative Agent and the Required Lenders, together with certificates from such accountants containing (x) a report on management's assertion about compliance (together with management's computation of, and showing compliance) with each of the financial ratios and restrictions contained in SECTION 7.2.4 and (y) to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it; timely delivery of Form 10-K pursuant to clause (f) below shall be deemed to satisfy this clause (b).

              (c) as soon as available and in any event within 45 days after the end of each Fiscal Quarter, a certificate in the form of EXHIBIT F, executed by the chief financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in SECTION 7.2.4 and SECTION 3.1.4 and setting forth such information as is required in such form;

              (d) as soon as possible and in any event within three Business Days after the Borrower obtains knowledge of the occurrence of each Default, a statement of the chief financial Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

              (e) as soon as possible and in any event within three (3) Business Days after the Borrower obtains knowledge of any of the following if it could reasonably be expected to result in a Material Adverse Effect if adversely determined: (x) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in SECTION 6.7, (y) the commencement of any labor controversy, litigation, action, proceeding of the type described in
       SECTION 6.7, notice thereof and copies of all documentation relating thereto or (z) any adverse development involving, or material default by any party under, or breach by any party of any material contract or agreement to which the Borrower or any Subsidiary is a party or by which it is bound;

              (f) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and all reports and registration statements (without exhibits) which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange, including, without limitation, any reports or registration statements relating to the Year 2000 Problem;

              (g) within three (3) Business Days upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

              (h)      (i) annually, on or before March 31 of each year and
       (ii) promptly upon request of the Administrative Agent or the Required Lenders (which requests may not be more frequent than once each quarter), a budget for the year commencing the preceding January 1 and a five-year forecast for the Borrower and its Subsidiaries in form and substance satisfactory to the Administrative Agent and the Required Lenders and consistent with the budget and projections delivered pursuant to
       SECTION 5.1.12 and based upon information that is then currently available and believed to be correct and upon assumptions believed to be reasonable;

              (i)      The Borrower shall deliver to the Administrative Agent,
       (a) promptly upon sending or receipt, copies of any and all management letters and correspondence relating to management letters, sent or received by the Borrower or any of its Subsidiaries to or from Price Waterhouse LLP or other independent public accountants acceptable to the Administrative Agent and the Required Lenders, and (b) upon the request of the Administrative Agent, a copy of the Borrower's and its Subsidiaries' plan, timetable and budget to address the Year 2000 Problem, together with periodic updates thereof and expenses incurred to date, any third party assessment of the Borrower's and its Subsidiaries' Year 2000 Problem remediation efforts, and any Year 2000 Problem contingency plans, and any estimates of the Borrower's and its Subsidiaries potential litigation exposure (if any) to the Year 2000 Problem;

              (j) such other information respecting the condition or operations, financial or otherwise, or properties or assets of the Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request in writing.

       SECTION 7.1.2 COMPLIANCE WITH LAWS, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders (including Environmental
Laws), such compliance to include, without limitation, (a) the maintenance and preservation of its corporate, partnership or limited liability company existence and qualification as a foreign corporation, partnership or limited liability company; and (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

       SECTION 7.1.3 MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economical.

       SECTION 7.1.4 INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and which is satisfactory to the Administrative Agent and the Required Lenders and will (i) furnish to the Administrative Agent on each anniversary of the Effective Date a certificate or certificates of insurance from Borrower's insurance companies evidencing the existence of all insurance required to be maintained by the Borrower by this Agreement and the other Loan Documents and that Administrative Agent is listed as additional insured and sole loss payee and (ii) upon request of the Administrative Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

       Except as the Administrative Agent may otherwise consent to in writing, Borrower will, and will cause each of its Subsidiaries to, forthwith upon receipt, transmit and deliver to the Administrative Agent, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Administrative Agent) which may be received by the Borrower at any time in full or partial payment of amounts due under any insurance policy.

Except as the Administrative Agent may otherwise consent in writing, any such items which may be received by the Borrower will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Administrative Agent until delivery is made to the Administrative Agent. Borrower will comply with the terms and conditions of any consent given by the Administrative Agent pursuant to the provisions of this paragraph.

       All items or amounts which are delivered by the Borrower or by any insurance company to the Administrative Agent on account of partial or full payment of amounts due under any insurance policy shall be deposited to the credit of a deposit account (herein called the "INSURANCE DEPOSIT ACCOUNT") of the Borrower with the Administrative Agent, as security for payment of the Obligations. Borrower shall have no right to withdraw any funds deposited in the Insurance Deposit Account. Administrative Agent will apply all or any of the then balance in the Insurance Deposit Account toward payment of the Obligations, in such order of application as the Administrative Agent may determine. Administrative Agent may, from time to time, in its reasonable discretion and with the consent of the Required Lenders, release all or any of such balance representing collected funds to the Borrower. Administrative Agent is authorized to endorse, in the name of the Borrower, any item, howsoever received by the Administrative Agent, representing any payment under any insurance policy.

       SECTION 7.1.5 BOOKS AND RECORDS. The Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Administrative Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices and properties, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with each Lender or its representatives with a representative of the Borrower present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Administrative Agent's or any Lender's exercise of its rights pursuant to this Section.

       SECTION 7.1.6 ENVIRONMENTAL COVENANT. The Borrower will, and will cause each of its Subsidiaries to, (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and (b) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this SECTION 7.1.6; provided that neither the Administrative Agent nor any Lender shall have any obligation to make any inquiries pursuant to this SECTION 7.1.6.

       SECTION 7.1.7 FURTHER ASSURANCES; ADDITIONAL COLLATERAL. The Borrower shall cause each Subsidiary (other than Inverness), from time to time, to become an Obligor with respect to, and jointly and severally liable with all other Obligors for, all the Obligations under this Agreement and the Notes and the other Loan Documents by promptly executing and delivering to the Lenders a Guaranty substantially in the form of EXHIBIT G hereto, with appropriate insertions, and by causing such Subsidiary's, as the case may be, capital stock, partnership, joint venture or membership interest to be pledged pursuant to a Pledge Agreement substantially in the form of EXHIBIT N hereto, with appropriate insertions. In addition, the Borrower shall and shall cause its Subsidiaries, upon the reasonable request of the Administrative Agent, to take such actions and to execute and deliver such documents and instruments as the Administrative Agent shall require to ensure that the Administrative Agent shall, at all times, have received currently effective duly executed Loan Documents encumbering all of the Borrower's and its Subsidiaries' material assets and properties, both tangible and intangible, both personal and real, together with current valuations, appraisals and engineering reports and satisfactory title evidence, including title opinions or title insurance in form and substance reasonably acceptable to the Administrative Agent in its reasonable business judgment as to ownership of such assets and properties. If the Administrative Agent shall determine that, as of any date, the Borrower shall have failed to comply with the preceding sentences, the Administrative Agent may (and at the direction of the Required Lenders, shall) notify the Borrower in writing of such failure and, within 30 days from and after receipt of such written notice by the Borrower, the Borrower shall execute and deliver to the Administrative Agent supplemental or additional Loan Documents, in form and substance satisfactory to the Administrative Agent and its counsel, securing payment of the Notes and the other Obligations and covering additional assets and properties not then encumbered by any Loan Documents (together with current valuations, engineering reports, appraisals, and title opinions or insurance applicable to the additional assets and properties collaterally assigned, each of which shall be in form and substance satisfactory to the Administrative Agent) such that the Administrative Agent shall have received currently effective duly executed and perfected Collateral Documents encumbering substantially all of the assets and properties of the Borrower and its Subsidiaries.

       SECTION 7.1.8 COMPLIANCE WITH HEDGING POLICY. Borrower shall at all times comply with, and perform any and all obligations and actions set forth in, the terms and provisions of the Hedging Policy.

       SECTION 7.1.9 HEDGING AGREEMENTS. Borrower shall, and shall cause each of its Subsidiaries to, (i) as soon as available and in any event within
(A) 30 days after the end of each month (other than December), and (B) within 45 days after the end of each December, deliver to the Administrative Agent a summary of all existing Hedging Agreement entered into by Borrower or any of its Subsidiaries, including, without limitation, the amount of the Hedging Obligation, the quantity of hedged volumes and the hedged price relating to each such Hedging

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Agreement, and the Counterparty for each such Hedging Agreement, and (ii) at the request of the Administrative Agent, provide the Administrative Agent with a copy of such Hedging Agreement, any related confirmations and/or any similar documentation for each such Hedging Agreement.

       SECTION 7.2 NEGATIVE COVENANTS. The Borrower agrees with the Administrative Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this SECTION 7.2.

       SECTION 7.2.1 BUSINESS ACTIVITIES. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business activity, except those described in the FIRST RECITAL and such activities as may be incidental or related thereto; provided that any material change after the date hereof in the Borrower's natural gas, natural gas liquids and crude oil marketing business or Hedging Policy (including any net open position) will be subject to prior review by the Lenders.

       SECTION 7.2.2 INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following: (a) Indebtedness in respect of the Loans and other Obligations; (b) until the date of the initial Borrowing, Indebtedness identified in ITEM 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule; (c) Indebtedness existing as of the Effective Date which is identified in ITEM 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule; (d) until the sale by Borrower the office building located at 155 Inverness, Englewood, Colorado, Indebtedness in an aggregate principal amount not to exceed $5,000,000 at any time outstanding which was incurred by Borrower to finance its acquisition of such office building; (e) unsecured Indebtedness incurred in the ordinary course of business consisting of open accounts extended by suppliers and customers on normal trade terms in connection with purchases or sales of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities; (f) Indebtedness in respect of Capitalized Lease Liabilities to the extent permitted by SECTION 7.2.7; (g) other unsecured Indebtedness of the Borrower and its Subsidiaries in an aggregate amount not to exceed $5,000,000, (h) Indebtedness between the Borrower and its Subsidiaries and between the Borrower's Subsidiaries provided such Indebtedness is evidenced by a promissory note; (i) Indebtedness resulting from any Hedging Obligations; and (j) Indebtedness arising in respect of the West Shore/Basin Purchase Agreement; PROVIDED, HOWEVER, notwithstanding the foregoing, that the Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or otherwise become or be liable in respect of any additional Indebtedness otherwise permitted by CLAUSE (g) if, after giving effect to the incurrence thereof, any Default or requirement to make any mandatory prepayment shall have occurred and be continuing.

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       SECTION 7.2.3   LIENS.  The Borrower will not, and will not permit any
of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except: (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document; (b) Liens securing payment of Indebtedness of the type permitted and described in CLAUSE (b) of SECTION 7.2.2; (c) Liens granted prior to the Effective Date to secure payment of Indebtedness of the type permitted and described in CLAUSE (c) of SECTION 7.2.2; (d) Liens granted to secure payment of Indebtedness of the type permitted and described in CLAUSE (d) of SECTION 7.2.2 and covering only those assets acquired with the proceeds of such Indebtedness; (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (g) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; (h) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies; (i) hydrocarbon or natural gas sales contracts liens reserved in customary oil and gas leases for bonus or rental payments, royalties, overriding royalties and joint operating agreements; (j) covenants, restrictions, easements, servitudes, permits, conditions, exceptions, reservations, minor rights, minor encumbrances, minor irregularities in title or conventional rights of reassignment prior to abandonment which do not materially interfere with the occupation, use and enjoyment by the Borrower or any of its Subsidiaries of its respective assets in the ordinary course of business as presently conducted, or materially impair the value thereof for the purpose of such business; and (k) Liens securing Indebtedness and other obligations not to exceed in the aggregate at any time outstanding the difference of $5,000,000 MINUS the amount of indebtedness secured by Liens permitted by the foregoing clause (d).

       SECTION 7.2.4   FINANCIAL COVENANTS.  The Borrower will not permit:

              (a) Its Tangible Net Worth to be less than $42,000,000 PLUS 50% of consolidated net income of the Borrower and its Subsidiaries, if positive, for any calendar quarter, beginning with the calendar quarter beginning on January 1, 1999, and calculated quarterly thereafter based upon positive consolidated net income of the Borrower and its Subsidiaries for each subsequent Fiscal Quarter PLUS 85% of the proceeds received after January 1, 1999 of the issuance of any Securities (other than securities representing

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       Indebtedness), net of reasonable and customary expenses of issuance thereof, by the Borrower or any of its Subsidiaries (other than by a Subsidiary to the Borrower or another wholly-owned Subsidiary of the Borrower).

              (b)      Its Current Ratio to be less than 1:1 at any time.

       SECTION 7.2.5 INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except: (a) Investments existing on the Effective Date and identified in ITEM 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule; (b) Cash Equivalent Investments; (c) without duplication, Investments permitted as Indebtedness pursuant to SECTION 7.2.2;
(d) investments permitted by SECTION 4.10, SECTION 7.2.8 or Section 7.2.14; or (e) in the ordinary course of business, Investments by the Borrower in any of its Subsidiaries which have delivered a Guaranty, or by any such Subsidiary in any of its other Subsidiaries which have delivered a Guaranty, by way of contributions to capital or loans or advances; PROVIDED, HOWEVER, that (i) any Investment which when made complies with the requirements of the definition of the term "CASH EQUIVALENT INVESTMENT" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements (ii) no Investment otherwise permitted by CLAUSE (b) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing and (iii) any Investment otherwise permitted by clause (d) in an entity engaged in or to be engaged in the natural gas, natural gas liquids or crude oil or other energy marketing business shall be structured in a manner acceptable to the Lenders.
 Upon completion of any such investment, the definition of EBITDA shall be revised in a manner acceptable to all of the Lenders, in their sole discretion.

       SECTION 7.2.6 RESTRICTED PAYMENTS, ETC. On and at all times after the Effective Date, (a) the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower if the aggregate amount of such dividends, distributions and applications for the current and the preceding three Fiscal Quarters exceeds the lesser of (i) 50% of consolidated net income of the Borrower and its Subsidiaries for the current and the preceding three Fiscal Quarters or (ii) $1,000,000, PROVIDED, HOWEVER, that, notwithstanding the foregoing and only with respect to activities required or permitted under the

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MarkWest 401(k) Plan, Borrower shall be permitted to purchase or redeem up to
$250,000 in the aggregate per annum of shares of any class of capital stock (now or hereafter outstanding) of the Borrower on the open-market or held in Borrower's 401(K), and (b) the Borrower will not, and will not permit any Subsidiary to, make any deposit for any of the foregoing purposes.

       SECTION 7.2.7 RENTAL OBLIGATIONS. The Borrower will not, and will not permit any of its Subsidiaries to, enter into at any time any arrangement (excluding oil and gas leases entered into in the ordinary course of business) which does not create a Capitalized Lease Liability and which involves the leasing by the Borrower or any of its Subsidiaries from any lessor of any real or personal property (or any interest therein) including pursuant to any sale-leaseback transaction, except arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount of rentals by the Borrower and its Subsidiaries in excess of (excluding escalations resulting from a rise in the consumer price or similar index) $7,000,000 during the full remaining term of such arrangements; PROVIDED, HOWEVER, that any calculation made for purposes of this Section for any period shall exclude any payments relating to office rentals arising in connection with the Borrower's sale of the building located at 155 Inverness in Englewood, Colorado which do not exceed the sum of (i) $540,000 per Fiscal Year PLUS the Borrower's pro rata share of the amount of the increase in the "operating expenses" for each Fiscal Year as set forth in the applicable lease; and PROVIDED FURTHER that any calculation made for purposes of this Section shall exclude any amounts required to be expended for maintenance and repairs, insurance, taxes, assessments, and other similar charges.

       SECTION 7.2.8 CONSOLIDATION, MERGER, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; and (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, or acquire such Person by merger, if the Borrower (if a party to such merger) or such Subsidiary is the survivor of such merger.

       SECTION 7.2.9 ASSET DISPOSITIONS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including capital stock of Subsidiaries) to any Person, unless such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business.

       SECTION 7.2.10  [INTENTIONALLY OMITTED].

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       SECTION 7.2.11  TRANSACTIONS WITH AFFILIATES.  The Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

       SECTION 7.2.12 NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by CLAUSE (b) of
SECTION 7.2.2 as in effect on the Effective Date or by CLAUSE (d) or CLAUSE
(f) of SECTION 7.2.2 as to the assets financed with the proceeds of such Indebtedness) prohibiting the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document or the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

       SECTION 7.2.13 TRANSFER OF ASSETS. The Borrower will not, and will not permit any of its Subsidiaries to, sell, convey, contribute or transfer any asset (including, without limitation, any sale or assignment with or without recourse of any receivable) whether or not such asset constitutes all or a substantial part of its assets to any Subsidiary or Affiliate of such Person other than in compliance with Section 7.2.11 and, except: (i) retirement of assets in the ordinary course of business; (ii) the sale, conveyance, contribution or transfer of any asset or assets having a fair market value at the time of sale, conveyance, contribution or transfer of $5,000,000 or less in the aggregate for all such sales, conveyances, contributions and transfers in any calendar year; (iii) the sale of inventory in the ordinary course of business, including in connection with hedge agreements or pursuant to long-term contracts; (iv) any conveyance or transfer by a Subsidiary of the Borrower to the Borrower, of the Borrower to a Subsidiary which has executed and delivered a Guaranty or a Subsidiary of the Borrower to another Subsidiary. The foregoing notwithstanding, the Borrower shall not, nor shall the Borrower permit any of its Subsidiaries to, transfer any assets, other than the sale of inventory and payment of trade payables in the ordinary course of business, to any Person pursuant to this
SECTION 7.2.13 if an Event of Default or Default shall have occurred and be continuing or would otherwise be existing after, or result from, any such transfer.

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       SECTION 7.2.14  ACQUISITIONS.  The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any "margin stock" (as defined in Regulation U) or to make any acquisition except (i) acquisitions not involving "margin stock," where such acquisition shall have been approved or consented to by the board of directors or similar governing entity of the Person being acquired; (ii) acquisitions involving "margin stock" where such acquisitions shall have been approved or consented to by the board of directors or similar governing entity of the Person being acquired; provided such acquisitions are in compliance with SECTION 6.17 or (iii) acquisitions of not more than 5% of the outstanding equity securities of any issuer (except the Borrower), whether or not such securities are "margin stock"; provided that if such securities constitute "margin stock" such acquisitions are in compliance with SECTIONS
4.10 and 6.17 and provided further that if such acquisitions are of the Borrower's stock, such acquisitions are in compliance with SECTIONS 4.10 and 7.2.6.

                                      ARTICLE 8
                                  EVENTS OF DEFAULT

       SECTION 8.1 LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 8.1 shall constitute an "EVENT OF DEFAULT."

       SECTION 8.1.1 NON-PAYMENT OF OBLIGATIONS. The Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan, or the Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any Commitment Fee or of any other Obligation.

       SECTION 8.1.2 BREACH OF WARRANTY. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Administrative Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE 5) is or shall be incorrect when made in any material respect.

       SECTION 8.1.3 NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under SECTION 7.2 which default continues unremedied for 10 days.

       SECTION 8.1.4 NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

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

       SECTION 8.1.5 DEFAULT ON OTHER INDEBTEDNESS. A default shall occur in payment when due (subject to any applicable grace period), whether due by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in SECTION 8.1.1) of the Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $2,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

       SECTION 8.1.6 JUDGMENTS. Any judgment or order for the payment of money in excess of $2,000,000 shall be rendered against the Borrower or any of its Subsidiaries and either (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or (b) there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

       SECTION 8.1.7 PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $2,000,000; or (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

       SECTION 8.1.8 CONTROL OF THE BORROWER. Any Change in Control shall occur.

       SECTION 8.1.9 BANKRUPTCY, INSOLVENCY, ETC. The Borrower or any of its Subsidiaries shall (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due; (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors; (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, each Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or (e) take any corporate or partnership action authorizing, or in furtherance of, any of the foregoing.

       SECTION 8.1.10 IMPAIRMENT OF SECURITY, ETC. Except as a direct result of the acts or omissions of the Administrative Agent or any Lender, any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or for a period of ten days following the earlier of the date the Borrower has knowledge thereof or the Borrower receives notice from the Administrative Agent or any Lender thereof, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

       SECTION 8.1.11 DEFAULT UNDER MATERIAL AGREEMENT. The Borrower or any of its Subsidiaries shall default in or breach the performance or observance of any provision of any material contract or agreement to which it is a party or it or its property is bound if such default or breach could result in the opinion of the Administrative Agent and the Required Lenders in a Material Adverse Effect and if such default or breach is not cured within 30 days of the Borrower's knowledge of such breach or default.

       SECTION 8.1.12  [Intentionally omitted].

       SECTION 8.1.13 DEFAULT ON HEDGING OBLIGATIONS PURSUANT TO LENDER HEDGING AGREEMENTS. A default shall occur in payment when due (subject to any applicable grace period), whether due by acceleration or otherwise, of any Hedging Obligation of the Borrower or any of its Subsidiaries arising in connection with a Lender Hedging Agreement, or a default shall occur in the performance or observance of any obligation or condition with respect to such Hedging Obligation if the effect of such default is to accelerate the maturity of any such Hedging Obligation or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Hedging Obligation, or any trustee or Administrative Agent for such holders, to cause such Hedging Obligation to become due and payable prior to its expressed maturity.

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

       SECTION 8.2 ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9 shall occur with respect to the Borrower or any Obligor, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

       SECTION 8.3 ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9 with respect to the Borrower or any other Obligor) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

                                   ARTICLE 9
                                   THE AGENTS

       SECTION 9.1 ACTIONS. Each Lender hereby appoints BofA as its Administrative Agent and Syndication Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, PRO RATA according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrower; PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Administrative Agent's gross negligence or wilful misconduct. The Administrative Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

       SECTION 9.2 FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 10:30 p.m., Central time, on the day of a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate applicable at the time.

       SECTION 9.3 EXCULPATION. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

       SECTION 9.4 SUCCESSOR. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of (a) this ARTICLE 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and (b) SECTION 10.3 and SECTION
10.4 shall continue to inure to its benefit.

       SECTION 9.5 LOANS BY BOFA. BofA shall have the same rights and powers with respect to (x) the Loans made by it or any of its Affiliates, and
(y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent. BofA and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if BofA were not the Administrative Agent hereunder.

       SECTION 9.6 CREDIT DECISIONS. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

       SECTION 9.7 COPIES, ETC. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

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

       SECTION 9.8 SYNDICATION AGENT. The Syndication Agent shall not have any right, power, obligations, liability, responsibility or duty under this Agreement other than those applicable to Lenders, PROVIDED, HOWEVER, that the term "Agent" when used in Section 10.4 shall include the Syndication Agent and the Administrative Agent.

                                    ARTICLE 10
                             MISCELLANEOUS PROVISIONS

       SECTION 10.1 WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver which would: (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender; (b) modify this SECTION 10.1, change the definition of "REQUIRED LENDERS," increase any Commitment Amount or the Percentage of any Lender, reduce any fees described in ARTICLE 3, change the schedule of reductions to the Commitments provided for in SECTION 2.2.2, release any collateral security, except as otherwise specifically provided in any Loan Document or extend any Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note; (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan; or (d) affect adversely the interests, rights or obligations of the Administrative Agent QUA the Administrative Agent shall be made without consent of the Administrative Agent. No failure or delay on the part of the Administrative Agent, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

       SECTION 10.2 NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address, Telex or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement, or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

       SECTION 10.3 PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay within 10 days of demand all reasonable expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, the filing, recording, refiling or rerecording of any mortgage, any pledge agreement and any Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of any mortgage, any pledge agreement or any security agreement, and the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

       The Borrower further agrees to pay, and to save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Administrative Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Administrative Agent or such Lender in connection with the enforcement of any Obligations.

       SECTION 10.4 INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent and any of its Affiliates and each Lender and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements and settlement costs (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan; (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties; (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Administrative Agent or such Lender is party thereto; (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct.

       SECTION 10.5 SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under SECTION 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

       SECTION 10.6 SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

       SECTION 10.7 HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

       SECTION 10.8 EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

       SECTION 10.9 GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED

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

TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

       SECTION 10.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that: the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and the rights of sale, assignment and transfer of the Lenders are subject to SECTION 10.11.

       SECTION 10.11 SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this
SECTION 10.11.

       SECTION 10.11.1 ASSIGNMENTS. Any Lender, (a) with the written consents of the Borrower and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Administrative Agent, on or before the fifth Business Day after receipt by the Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrower proposes to withhold such consent) may at any time assign and delegate to one or more commercial banks or other financial institutions, and (b) with notice to the Borrower and the Administrative Agent, but without the consent of the Borrower or the Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender (each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Lender's total Loans and Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitments) in a minimum aggregate amount of $5,000,000; PROVIDED, HOWEVER, that any such Assignee Lender will comply, if applicable, with the provisions contained in the last sentence of SECTION
4.6 and FURTHER, PROVIDED, HOWEVER, that, the Borrower, each other Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Lender and such Assignee Lender, (d) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent, and (e) the processing fees described below shall have been paid. From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto

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

and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five (5) Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, if any, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this SECTION 10.11.1 shall be null and void.

       SECTION 10.11.2 PARTICIPATIONS. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that (a) no participation contemplated in this
SECTION 10.11 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document, (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations, (c) the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents, (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in CLAUSE (b) or (c) of SECTION 10.1, and (e) the Borrower shall not be required to pay any amount under SECTION 4.6 that is greater than the amount which it would have been required to pay had no participating interest been sold. Subject to the above, the Borrower acknowledges and agrees that each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 10.3 and 10.4, shall be considered a Lender.

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

       SECTION 10.12 OTHER TRANSACTIONS. Nothing contained herein shall preclude the Administrative Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby.

       SECTION 10.13 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

       SECTION 10.14 WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE

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

ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

       SECTION 10.15 CONFIDENTIALITY. Each Lender and the Administrative Agent agrees to use reasonable commercial efforts not to disclose without the prior written consent of the Borrower (other than to their employees, auditors or counsel or to another Lender if the Lender or such Lender's holding or parent company or the Administrative Agent in its sole discretion determines that any such party should have access to such information) any confidential information with respect to the Borrower or any Subsidiary which is furnished pursuant to this Agreement, PROVIDED, that any Lender and the Administrative Agent may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, provincial, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or the Administrative Agent or to the Federal Reserve Board, Bank of Canada, the Office of the Superintendent of Financial Institutions, Canada Deposit Insurance Corporation, the Federal Deposit Insurance Corporation, National Association of Insurance Commissioners or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender or the Administrative Agent, and (e) to any Affiliate of such Lender or Administrative Agent.

       A Lender may furnish any publicly available information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) without the consent of the Borrower. Nonpublic information concerning the Borrower or any of its Subsidiaries shall not be furnished by any Lender to assignees and participants (including prospective assignees and participants) without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed.

       SECTION 10.16 RELEASES. If all outstanding Loans and other Obligations have been indefeasibly paid in full and no Letters of Credit are outstanding and the Commitment Amounts have terminated or have been reduced to zero pursuant to SECTION 2.2, the Administrative Agent agrees to, and the Lenders hereby instruct the Administrative Agent to, at the Borrower's expense, execute such releases of the Collateral Documents as the Borrower shall reasonably request and this Agreement shall be deemed terminated except that such termination shall not relieve Borrower of any obligation to make any payments to the Administrative Agent or any Lender required by any Loan Document to the extent accruing, or relating to an event occurring, prior to such termination.

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

       SECTION 10.17 PRIORITY OF HEDGING OBLIGATIONS. Borrower, Lenders and Administrative Agent hereby agree that (i) any amounts received in satisfaction of any Obligations arising under the Loan Documents, including, without limitation, Obligations under this Agreement and any Lender Hedging Agreement, shall rank PARI PASSU in right of payment and shall be used to repay such Obligations on a pro rata basis, and (ii) except as otherwise set forth in SECTION 10.17(i) above, all Hedging Obligations arising in connection with any Hedging Agreement are hereby expressly subordinated in right of payment to the prior payment in full in cash of all Obligations under the Loan Documents, other than any Lender Hedging Agreement.

                         [SIGNATURES BEGIN ON FOLLOWING PAGE]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                       MARKWEST HYDROCARBON, INC.


                                       By:
                                          --------------------------------
                                       Name:  Gerald A. Tywoniuk
                                       Title: Vice President, Finance

                                       Address: 155 Inverness Drive West
                                                Suite 200
                                                Englewood, Colorado 80112

                                       Telephone No:  (303) 290-8700
                                       Facsimile No.: (303) 290-8769

                                       Attention: Chief Financial Officer

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent and Syndication Agent


                                       By:
                                          --------------------------------
                                       Name:  Tracey S. Barclay
                                       Title: Senior Vice President

                                       Address: 901 Main Street, 14th Floor
                                                Dallas, Texas 75202

                                       Telephone No.: (214) 209-1233
                                       Facsimile No:  (214) 209-8371

                                       Attention: Ms. Renita Cummings


                                       with a copy to:

                                       901 Main Street, Suite 64
                                       Dallas, Texas 75202

                                       Telephone No.: (214) 209-2859
                                       Facsimile No:  (214) 209-1285

                                       Attention: Ms. Tracey S. Barclay

PERCENTAGE                             LENDERS

50.0%                                  BANK OF AMERICA, N.A.


                                       By:
                                          --------------------------------
                                       Name:  Tracey S. Barclay
                                       Title: Senior Vice President

                                       Domestic
                                       Office: 901 Main Street, 14th Floor
                                               Dallas, Texas 75202

                                       Telephone No.: (214) 209-1233
                                       Facsimile No:  (214) 209-8371

                                       Attention: Ms. Renita Cummings

                                       LIBOR
                                       Office: 901 Main Street, 14th Floor
                                               Dallas, Texas 75202

                                       Telephone No.: (214) 209-1233
                                       Facsimile No:  (214) 209-8371

                                       Attention: Ms. Renita Cummings

                                       with a copy to:

                                       901 Main Street, Suite 64
                                       Dallas, Texas 75202

                                       Telephone No.: (214) 209-2859
                                       Facsimile No:  (214) 209-1285

                                       Attention: Ms. Tracey S. Barclay

50.0%                                  U.S. BANK, NATIONAL ASSOCIATION


                                       By:
                                          --------------------------------
                                       Name:
                                       Title:

                                       Domestic
                                       Office: 918 17th Street, CNBB 0300
                                               Denver, Colorado 80202

                                       Telephone No.: (303) 585-4212
                                       Facsimile No.: (303) 585-4362

                                       Attention: Mr. Monte Deckerd

                                       LIBOR
                                       Office: 918 17th Street, CNBB 0300
                                               Denver, Colorado 80202

                                       Telephone No.: (303) 585-4212
                                       Facsimile No.: (303) 585-4362

                                       Attention: Mr. Monte Deckerd
____
100%
====